As filed with the Securities and Exchange Commission on February 23, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 (Address of Principal Executive Offices - Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Advisers Management Trust

International Equity Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2020

F0509 02/21

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or financial intermediary electronically by following the instructions provided by the insurance company or financial intermediary. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

International Equity Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust International Equity Portfolio Class S posted a total return of 12.57% for the 12-month period ended December 31, 2020 (the reporting period), outperforming the 7.82% total return of its benchmark, the MSCI EAFE® Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets experienced a sharp correction in March, when COVID-19 began spreading globally. Developed international markets remained volatile, but generally positive from that point forward, supported by better-than-expected economic data, vaccine advances, central bank and government stimulus, and U.S. election results, which bode well for additional U.S. stimulus and more normalized trade globally. The Index results lagged the S&P 500® Index and the MSCI Emerging Markets Index, as each advanced over 18% for the reporting period.

By sector, the Index was led by Information Technology (IT), partially due to COVID-19 pandemic-related changes to work and consumer behavior, plus Materials and Consumer Discretionary stocks. Energy declined sharply as oil prices remained depressed given a combination of reduced demand and excess supply, and Real Estate and Financials also lost value. By country, Denmark, the Netherlands and Sweden outperformed, while the UK, Belgium and Singapore declined the most.

The Fund's outperformance was driven both by stock selection and sector allocation. Financials, IT and Industrials were our strongest sectors versus the Index, and the UK, Switzerland and Germany were our strongest relative markets.

Top contributors included Netherlands-based ASML, the semiconductor firm, which saw strong demand for its Extreme Ultraviolet Lithography (EUV) tools, following COVID-19 related delays in orders. Techtronic, the Hong Kong based power tool maker, saw demand rise as homeowners undertook DIY projects in lockdown, and Swiss medical devices firm Tecan saw an increase in diagnostic instrument orders due to COVID-19.

Stock selection and underweights to Consumer Discretionary, Communication Services, and Utilities versus the Index detracted from relative performance. By country, stock selection in Japan, and underweights to Denmark and Sweden were disadvantages.

We exited key detractors Samsonite, Compass Group, and Continental during the reporting period. Samsonite, the Hong Kong-based luggage maker, lagged as travel reductions threaten to extend the replacement cycle for luggage, even if tourism recovers in 2021. Compass Group, the UK-based global contract caterer, declined as stay-at-home and social-distancing orders impacted revenues across divisions. Continental, the German global automotive parts manufacturer, declined as COVID-19 economic shutdowns closed factories and weighed on automotive parts demand.

Looking ahead, while the Index underperformed the S&P 500 in 2020, it outperformed during the fourth quarter. We think that could be a harbinger for the future, given concerns over valuations in large cap U.S. growth stocks, the potential for further dollar weakness, and increased flows into an asset class that has been largely out of favor. We believe that these factors, plus the potential for faster earnings growth in Index markets, may help continue to close the gap between developed international and U.S. valuations in the year ahead.

Several of the names we bought during 2020's selloffs contributed to our strong relative performance. In keeping with our 'quality at a reasonable price' discipline, we locked in profits and recycled proceeds into areas that appeared to us more attractively valued. We continue to avoid deep value stocks, instead focusing on names where we believe investor skepticism means that valuations should offer upside even under conservative assumptions.

We have high conviction in our current portfolio companies. They have shown great resilience in a challenging period. As we emerge from the pandemic—where the market favored solid returns, secular growth, and strong balance sheets,

1

with less concern about valuations—we are increasingly focused on ensuring that we own what we believe to be the right businesses at the right price. These are the stocks that we think will reward investors in the months and quarters to come.

Sincerely,

BENJAMIN SEGAL AND ELIAS COHEN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

International Equity Portfolio (Unaudited)

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Class I2	01/30/2018	13.14%	8.54%	6.12%	5.69%
Class S	04/29/2005	12.57%	8.24%	5.97%	5.60%
Index
MSCI EAFE® Index (Net)[1,3]		7.82%	7.45%	5.51%	5.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.47% and 1.72% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01% and 1.51% after expense reimbursements and/or fee waivers for Class I and Class S shares, respectively. The expense ratios for the annual period ended December 31, 2020 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class S shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is April 29, 2005, the inception date of Class S shares, the Fund's oldest share class.

2  Performance shown prior to January 30, 2018, for Class I shares is that of Class S shares, which has higher expenses and correspondingly lower returns than Class I shares.

3  The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks (except the withholding taxes noted above), and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2021 Neuberger Berman BD LLC, distributor. All rights reserved.

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Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period 7/1/20 – 12/31/20		Expense Ratio
Class I	$1,000.00	$1,225.70	$5.59	(a)	1.00%
Class S	$1,000.00	$1,222.20	$8.38	(a)	1.50%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.11	$5.08	(b)	1.00%
Class S	$1,000.00	$1,017.60	$7.61	(b)	1.50%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

5

Legend International Equity Portfolio (Unaudited) December 31, 2020

Counterparties:

SSB = State Street Bank and Trust Company

6

Schedule of Investments International Equity Portfolio^ December 31, 2020

NUMBER OF SHARES		VALUE
Common Stocks 97.7%
Austria 1.4%
25,905	BAWAG Group AG	$1,204,917	*(a)
Belgium 0.9%
11,337	KBC Group NV	793,376	*
Canada 0.7%
4,458	Kinaxis, Inc.	631,594	*
France 7.3%
3,942	Air Liquide SA	646,278
3,372	Arkema SA	385,831
8,232	Pernod-Ricard SA	1,580,926
8,941	Schneider Electric SE	1,292,220
5,393	Teleperformance	1,790,375
16,748	TOTAL SE	722,880
		6,418,510
Germany 10.3%
2,683	adidas AG	976,088	*
16,232	Brenntag AG	1,262,225
3,278	Deutsche Boerse AG	558,153
14,886	Gerresheimer AG	1,605,284
34,241	Infineon Technologies AG	1,307,616
1,331	SAP SE	172,389
11,411	SAP SE ADR	1,487,880
15,812	Scout24 AG	1,292,059	(a)
5,316	Stabilus SA	375,805
		9,037,499
Hong Kong 3.7%
80,800	AIA Group Ltd.	984,638
189,400	HKBN Ltd.	293,374
134,800	Techtronic Industries Co. Ltd.	1,926,753
		3,204,765
India 1.4%
72,624	Infosys Ltd. ADR	1,230,977
Ireland 6.1%
10,884	AerCap Holdings NV	496,093	*
43,422	CRH PLC	1,834,753
12,935	Kerry Group PLC Class A	1,878,724
24,792	Smurfit Kappa Group PLC	1,158,857
		5,368,427
Israel 2.2%
14,571	Check Point Software Technologies Ltd.	1,936,632	*
NUMBER OF SHARES		VALUE
Italy 1.2%
51,010	Nexi SpA	$1,015,053	*(a)
Japan 11.7%
25,200	Bridgestone Corp.	826,455	(b)
5,600	Daikin Industries Ltd.	1,245,816
10,200	Hoya Corp.	1,412,647
65,200	Ichigo, Inc.	196,419
4,600	Kao Corp.	355,378
6,000	Otsuka Corp.	316,482	(c)
108,300	Sanwa Holdings Corp.	1,264,693
11,400	SCSK Corp.	651,914
9,400	Shionogi & Co. Ltd.	513,912
8,700	TechnoPro Holdings, Inc.	722,760
17,700	Terumo Corp.	740,679
15,100	Tokio Marine Holdings, Inc.	777,976
16,100	Toyota Motor Corp.	1,242,438
		10,267,569
Netherlands 7.4%
3,590	ASML Holding NV	1,738,195
16,503	Heineken NV	1,836,941	(b)
28,494	Intertrust NV	483,159	*(a)
23,067	Koninklijke Philips NV	1,242,562	*
7,280	NXP Semiconductors NV	1,157,593
		6,458,450
Norway 0.7%
73,154	Sbanken ASA	587,912	*(a)
Singapore 1.0%
44,000	DBS Group Holdings Ltd.	833,832
Sweden 2.3%
64,158	Assa Abloy AB Class B	1,585,473
4,993	Autoliv, Inc.	459,855
		2,045,328
Switzerland 13.7%
17,093	Julius Baer Group Ltd.	984,754
1,503	Lonza Group AG	968,182
13,572	Novartis AG	1,277,911
969	Partners Group Holding AG	1,138,615
5,401	Roche Holding AG	1,881,160
264	SGS SA	795,794
68,428	SIG Combibloc Group AG	1,593,235
5,207	Sonova Holding AG	1,354,307	*
2,537	Tecan Group AG	1,244,353
52,787	UBS Group AG	743,232
		11,981,543

See Notes to Financial Statements

7

Schedule of Investments International Equity Portfolio^ (cont'd)

NUMBER OF SHARES		VALUE
United Kingdom 21.1%
47,982	Barratt Developments PLC	$438,657	*
63,300	Bunzl PLC	2,113,454
71,625	Clinigen Group PLC	661,854
18,550	DCC PLC	1,312,642
24,494	Diageo PLC	969,197
135,500	Electrocomponents PLC	1,611,145
35,548	Fevertree Drinks PLC	1,229,768
224,010	Ibstock PLC	631,982	*(a)
6,814	London Stock Exchange Group PLC	841,096
50,710	Prudential PLC	932,454
16,161	Reckitt Benckiser Group PLC	1,442,438
59,388	RELX PLC	1,453,071
48,414	Rightmove PLC	430,148	*
15,164	Savills PLC	197,869	*
53,310	Smith & Nephew PLC	1,107,381
11,655	Spectris PLC	448,908
44,666	St. James's Place PLC	691,166
22,991	Unilever PLC	1,392,130
21,300	Weir Group PLC	579,137	*
		18,484,497
United States 4.6%
7,040	Aon PLC Class A	1,487,341
14,936	Ferguson PLC	1,814,731
13,405	QIAGEN NV	708,454	*
		4,010,526
	Total Common Stocks (Cost $62,478,652)	85,511,407
NUMBER OF SHARES		VALUE
Short-Term Investments 4.8%
Investment Companies 4.8%
2,003,469	State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(d)	$2,003,469	(e)
2,218,080	State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(d)	2,218,080	(f)
	Total Short-Term Investments (Cost $4,221,549)	4,221,549
	Total Investments 102.5% (Cost $66,700,201)	89,732,956
	Liabilities Less Other Assets (2.5)%	(2,198,296)
	Net Assets 100.0%	$87,534,660

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at December 31, 2020 amounted to $5,215,082, which represents 6.0% of net assets of the Fund.

(b)  The security or a portion of this security is on loan at December 31, 2020. Total value of all such securities at December 31, 2020 amounted to $2,102,587 for the Fund (See Note A of Notes to Financial Statements).

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  Represents 7-day effective yield as of December 31, 2020.

(e)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $2,003,469.

(f)  Represents investment of cash collateral received from securities lending.

See Notes to Financial Statements

8

Schedule of Investments International Equity Portfolio^ (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Trading Companies & Distributors	$7,297,648	8.4%
Health Care Equipment & Supplies	5,857,576	6.7%
Beverages	5,616,832	6.4%
Professional Services	5,245,159	6.0%
Life Sciences Tools & Services	5,188,127	5.9%
Capital Markets	4,957,016	5.7%
Software	4,228,495	4.8%
Semiconductors & Semiconductor Equipment	4,203,404	4.8%
Insurance	4,182,409	4.8%
Building Products	4,095,982	4.7%
Pharmaceuticals	3,672,983	4.2%
Banks	3,420,037	3.9%
IT Services	3,214,426	3.7%
Machinery	2,881,695	3.3%
Containers & Packaging	2,752,092	3.1%
Construction Materials	2,466,735	2.8%
Food Products	1,878,724	2.1%
Personal Products	1,747,508	2.0%
Interactive Media & Services	1,722,207	2.0%
Household Products	1,442,438	1.6%
Industrial Conglomerates	1,312,642	1.5%
Electrical Equipment	1,292,220	1.5%
Auto Components	1,286,310	1.5%
Automobiles	1,242,438	1.4%
Chemicals	1,032,109	1.2%
Textiles, Apparel & Luxury Goods	976,088	1.1%
Oil, Gas & Consumable Fuels	722,880	0.8%
Electronic Equipment, Instruments & Components	448,908	0.5%
Household Durables	438,657	0.5%
Real Estate Management & Development	394,288	0.5%
Diversified Telecommunication Services	293,374	0.3%
Short-Term Investments and Other Liabilities—Net	2,023,253	2.3%
	$87,534,660	100.0%

See Notes to Financial Statements

9

Schedule of Investments International Equity Portfolio^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Austria	$—	$1,204,917	$—	$1,204,917
Belgium	—	793,376	—	793,376
France	—	6,418,510	—	6,418,510
Germany	1,487,880	7,549,619	—	9,037,499
Hong Kong	—	3,204,765	—	3,204,765
Ireland	496,093	4,872,334	—	5,368,427
Italy	—	1,015,053	—	1,015,053
Japan	—	10,267,569	—	10,267,569
Netherlands	1,640,752	4,817,698	—	6,458,450
Norway	—	587,912	—	587,912
Singapore	—	833,832	—	833,832
Sweden	459,855	1,585,473	—	2,045,328
Switzerland	—	11,981,543	—	11,981,543
United Kingdom	1,392,130	17,092,367	—	18,484,497
United States	2,195,795	1,814,731	—	4,010,526
Other Common Stocks(a)	3,799,203	—	—	3,799,203
Total Common Stocks	11,471,708	74,039,699	—	85,511,407
Short-Term Investments	—	4,221,549	—	4,221,549
Total Investments	$11,471,708	$78,261,248	$—	$89,732,956

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
December 31, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$89,732,956
Foreign currency(b)	70,770
Dividends and interest receivable	211,222
Receivable for securities sold	168
Receivable from Management—net (Note B)	3,464
Receivable for Fund shares sold	7,408
Receivable for securities lending income (Note A)	485
Prepaid expenses and other assets	835
Total Assets	90,027,308
Liabilities
Payable to investment manager—net (Note B)	60,878
Payable for securities purchased	68,748
Payable for Fund shares redeemed	69,608
Payable to trustees	12,717
Payable for loaned securities collateral (Note A)	2,218,080
Other accrued expenses and payables	62,617
Total Liabilities	2,492,648
Net Assets	$87,534,660
Net Assets consist of:
Paid-in capital	$63,421,815
Total distributable earnings/(losses)	24,112,845
Net Assets	$87,534,660
Net Assets
Class I	$71,239,389
Class S	16,295,271
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,862,174
Class S	1,108,685
Net Asset Value, offering and redemption price per share
Class I	$14.65
Class S	14.70
†Securities on loan, at value:
Unaffiliated issuers	$2,102,587
*Cost of Investments:
(a) Unaffiliated Issuers	$66,700,201
(b) Total cost of foreign currency	$68,997

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Fiscal Year Ended December 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,255,856
Interest and other income—unaffiliated issuers	5,747
Income from securities loaned—net	8,747
Foreign taxes withheld	(94,705)
Total income	$1,175,645
Expenses:
Investment management fees (Note B)	639,178
Administration fees (Note B):
Class I	181,539
Class S	44,053
Distribution fees (Note B):
Class S	36,711
Shareholder servicing agent fees:
Class S	11
Audit fees	40,442
Custodian and accounting fees	79,385
Insurance	2,568
Legal fees	17,644
Shareholder reports	16,152
Trustees' fees and expenses	51,620
Interest	79
Miscellaneous	17,841
Total expenses	1,127,223
Expenses reimbursed by Management (Note B)	(298,816)
Total net expenses	828,407
Net investment income/(loss)	$347,238
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	769,620
Settlement of foreign currency transactions	6,589
Net increase from payments by affiliates (Note B)	37,878
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	8,129,064
Foreign currency translations	12,883
Net gain/(loss) on investments	8,956,034
Net increase/(decrease) in net assets resulting from operations	$9,303,272

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$347,238	$687,719
Net realized gain/(loss) on investments	776,209	3,846,198
Net increase from payments by affiliates (Note B)	37,878	—
Change in net unrealized appreciation/(depreciation) of investments	8,141,947	14,376,583
Net increase/(decrease) in net assets resulting from operations	9,303,272	18,910,500
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(3,802,291)	(3,127,585)
Class S	(819,339)	(680,381)
Total distributions to shareholders	(4,621,630)	(3,807,966)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	1,292,000	266,083
Class S	946,058	922,972
Proceeds from reinvestment of dividends and distributions:
Class I	3,802,291	3,127,585
Class S	819,339	680,381
Payments for shares redeemed:
Class I	(3,556,277)	(2,931,305)
Class S	(2,880,224)	(3,577,754)
Net increase/(decrease) from Fund share transactions	423,187	(1,512,038)
Net Increase/(Decrease) in Net Assets	5,104,829	13,590,496
Net Assets:
Beginning of year	82,429,831	68,839,335
End of year	$87,534,660	$82,429,831

See Notes to Financial Statements

13

Notes to Financial Statements International Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

14

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing & Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is

15

recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2020, was $29,473.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2020, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost in value of investments held at December 31, 2020 was $66,814,638. The estimated gross unrealized appreciation was $24,005,882 and estimated gross unrealized depreciation was $1,087,564 resulting in net unrealized appreciation of $22,918,318 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2020, the Fund recorded permanent reclassifications primarily related to prior period adjustments.

Paid-in Capital	Total Distributable Earnings/(Losses)
$3	$(3)

The tax character of distributions paid during the years ended December 31, 2020, and December 31, 2019, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$852,050	$619,365	$3,769,580	$3,188,601	$4,621,630	$3,807,966

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$352,968	$826,530	$22,933,347	$—	$—	$24,112,845

16

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not

17

limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2020, the Fund had outstanding loans of securities to certain approved brokers, with a value of $2,102,587, for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks	$2,218,080	$—	$—	$—	$2,218,080

(a)  Amounts represent the payable for loaned securities collateral received.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's securities lending assets at fair value are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's securities lending assets by counterparty and net of the related collateral received by the Fund for assets as of December 31, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities Lending	$2,102,587	$—	$2,102,587
Total	$2,102,587	$—	$2,102,587

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
SSB	$2,102,587	$—	$(2,102,587)	$—
Total	$2,102,587	$—	$(2,102,587)	$—

(a)  Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b)  Net Amount represents amounts subject to loss at December 31, 2020, in the event of a counterparty failure.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of

18

this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2020, there was no repayment to NBIA under these agreements.

At December 31, 2020, the Fund's contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2018	2019	2020
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2021	2022	2023
Class I	1.00%	12/31/23	$262,560 (b)	$281,611	$269,970
Class S	1.50%	12/31/23	52,969	34,567	28,846

(a)  Expense limitation per annum of the Fund's average daily net assets.

(b)  Period from January 30, 2018 (Commencement of Operations) to December 31, 2018.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other

19

compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

For the year ended December 31, 2020, the Fund recorded a capital contribution from Management in the amount of $37,878. This amount was paid in connection with losses incurred in the execution of a trade.

Note C—Securities Transactions:

During the year ended December 31, 2020, there were purchase and sale transactions of long-term securities of $22,694,461 and $26,926,273, respectively.

During the year ended December 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2020, and December 31, 2019, was as follows:

	For the Year Ended December 31, 2020				For the Year Ended December 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	87,832	287,399	(300,412)	74,819	20,804	246,849	(223,128)	44,525
Class S	73,576	61,651	(221,681)	(86,454)	72,386	53,489	(279,674)	(153,799)

Note E—Line of Credit:

At December 31, 2020, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2020. During the year ended December 31, 2020, the Fund did not utilize the Credit Facility.

20

Financial Highlights

International Equity Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,			Period from January 30, 2018(a) to December 31,
	2020		2019	2018
Net Asset Value, Beginning of Year	$13.77		$11.30	$14.42
Income From Investment Operations:
Net Investment Income/(Loss)@	0.07		0.13	0.13
Net Gains or Losses on Securities (both realized and unrealized)	1.65		3.01	(3.18)
Total From Investment Operations	1.72		3.14	(3.05)
Less Distributions From:
Net Investment Income	(0.14)		(0.12)	(0.07)
Net Realized Capital Gains	(0.70)		(0.55)	—
Total Distributions	(0.84)		(0.67)	(0.07)
Voluntary Contribution from Management	0.01		—	—
Net Asset Value, End of Year	$14.65		$13.77	$11.30
Total Return†	13.14	%^(b)	28.35%^	(21.20	)%*
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$71.2		$65.9	$53.6
Ratio of Gross Expenses to Average Net Assets#	1.45%		1.47%	1.49	%**
Ratio of Net Expenses to Average Net Assets	1.00%		1.00%	1.01	%**
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.56%		1.00%	1.12	%**
Portfolio Turnover Rate	31%		26%	31	%^^*

See Notes to Financial Highlights

21

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year	$13.81		$11.30	$13.63	$10.82	$11.15
Income From Investment Operations:
Net Investment Income/(Loss)@	0.01		0.06	0.02	0.05	0.08
Net Gains or Losses on Securities (both realized and unrealized)	1.65		3.02	(2.33)	2.84	(0.28)
Total From Investment Operations	1.66		3.08	(2.31)	2.89	(0.20)
Less Distributions From:
Net Investment Income	(0.07)		(0.02)	(0.02)	(0.08)	(0.07)
Net Realized Capital Gains	(0.70)		(0.55)	—	—	(0.06)
Total Distributions	(0.77)		(0.57)	(0.02)	(0.08)	(0.13)
Voluntary Contribution from Management	0.01		—	—	—	—
Net Asset Value, End of Year	$14.70		$13.81	$11.30	$13.63	$10.82
Total Return†	12.57	%^(b)	27.69%^	(16.95)%	26.76%	(1.82)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$16.3		$16.5	$15.2	$83.6	$74.8
Ratio of Gross Expenses to Average Net Assets#	1.70%		1.72%	1.73%	1.74%	1.78%
Ratio of Net Expenses to Average Net Assets	1.50%		1.50%	1.51%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.06%		0.51%	0.13%	0.42%	0.76%
Portfolio Turnover Rate	31%		26%	31%	23%	28%

See Notes to Financial Highlights

22

Notes to Financial Highlights International Equity Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

(a)  The date investment operations commenced.

(b)  Had the Fund not received the voluntary contribution listed in Note B of the Notes to Financial Statements, the total return based on per share NAV for the year ended December 31, 2020, would have been:

Year Ended December 31, 2020
Class I	13.06%
Class S	12.50%

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2020. Had the Fund not received class action proceeds in 2019, total return based on per share NAV for the year ended December 31, 2019 would have been:

Year Ended December 31, 2019
Class I	28.07%
Class S	27.41%

*  Not annualized.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

**  Annualized.

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2018 for Class I.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of
International Equity Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 12, 2021

24

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

32

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

33

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

34

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

35

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to International Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

36

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

37

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Expense Group and Performance Universe were composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period, the fifth quintile for the 3-year period, the fourth quintile for the 5-year period, and the second quintile for the 10-year period. The Board also met with members of the portfolio management team in December 2019 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020.

Noting that the Fund underperformed over certain periods, the Board considered Management's representations regarding the factors impacting the Fund's performance and discussed with Management the Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's relative underperformance.

38

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the fifth quintile.

In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to

39

earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided ; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

40

Notice to Shareholders

The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the fiscal year ended December 31, 2020, the Fund designates $59,701, or $0.01 per share outstanding, foreign taxes paid and $1,255,856, or $0.22 per share outstanding, foreign source income earned for federal income tax purposes. The Fund designates $3,769,580 as a capital gain distribution.

41

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2020

B1013 02/21

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or financial intermediary electronically by following the instructions provided by the insurance company or financial intermediary. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Mid Cap Growth Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio Class I had a total return of 39.98% for the 12-month period ended December 31, 2020 (the reporting period), outperforming its benchmark, the Russell Midcap® Growth Index (the Index), which returned 35.59% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

2020 was an unprecedented year that encapsulated a stunningly accelerated market cycle, as what began with a frightening initial proliferation of COVID-19 that overwhelmed our health care infrastructure and stymied economic development, eventually pivoted to forward-looking optimism anticipating an eventual return to normalcy and remarkably closed with strong momentum from unexpectedly compelling vaccine efficacy results. While science garnered the headlines, the reality is that our extraordinary journey from fearful market dislocation to bull recovery was buttressed by impressive monetary and fiscal stimulus, which likely blunted the negative momentum that could have been further amplified by political disfunction, social unrest and a disjointed response to combatting the pandemic. Given that backdrop, it shouldn't be a surprise that 2020 demanded an active approach and that the prevailing economic, monetary and fiscal environment strongly favored growth-style investing.

Our search for resilient trends targeting newly relevant opportunities and evolving needs and, in populating those investment themes, renewed qualitative emphasis on management leadership, balance sheet strength and the financial self-reliance necessary to navigate the uncertain and disruptive nature of this pandemic, was validated as strong stock selection within Information Technology (IT), Industrials and Consumer Staples easily offset COVID-related weakness within Consumer Discretionary and Financials. At the industry level, the accelerated pace of digital transformation initiatives represented a significant tailwind for multiple IT segments, while virus precautions and concerns triggered a precipitous decline in elective medical procedures, which resulted in our Health Care Equipment & Supplies allocation being the leading detractor to relative performance. Drilling down to our holdings, Twilio, which provides cloud-based infrastructure to develop customizable and scalable communication networks, was the leading contributor to performance as their digital messaging tools benefitted from the surge in e-commerce and work-from-home, while MasTec, an infrastructure construction company focused on energy, cable and water projects, was the leading detractor as a broad decline in non-IT capital expenditures significantly impacted their project pipeline. We exited the position during the reporting period.

While it was unquestionably cathartic to flip the last calendar page and officially close the books on 2020, the sobering reality is that despite an impressive global therapeutic development effort, many of the associated social constraints, economic hardships and health challenges of the past year will persist into 2021. However, that doesn't imply that 2021 can't again deliver a compelling market environment for equities, active management and growth-style investing. As we look ahead, we don't anticipate a binary-type style rotation that abandons growth in favor of more value-oriented segments of the market. Instead, we're cautiously optimistic that innovation, the sustainability of digital transformation trends and behaviors, accommodative policy from the U.S. Federal Reserve Board and the likelihood of additional fiscal stimulus will continue to foster a favorable environment for equities and for growth stocks in particular. That said, we are mindful that challenging expectations lie ahead for many of our highest conviction ideas, but we believe our longer-term confidence in those broader secular themes, and the specific companies driving them, outweigh the risk of any potential near-term weakness. Regardless of how 2021 unfolds, our focus will remain on identifying business models with long-term sustainability, highlighted by underappreciated and intriguing catalysts, expanding addressable markets, compelling top- and bottom-line fundamentals and balance sheet strength.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	6.0%
Consumer Discretionary	13.3
Consumer Staples	2.9
Financials	3.8
Health Care	19.5
Industrials	14.2
Information Technology	36.9
Materials	1.0
Real Estate	0.5
Short-Term Investments	1.9
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Class I	11/03/1997	39.98%	17.87%	14.02%	10.69%
Class S2	02/18/2003	39.71%	17.54%	13.72%	10.47%
Index
Russell Midcap® Growth Index[1,3]		35.59%	18.66%	15.04%	9.89%
Russell Midcap® Index[1,3]		17.10%	13.40%	12.41%	9.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.93% and 1.18% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.11% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2020 can be found in the Financial Highlights section of this report.

2

Mid Cap Growth Portfolio (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above).The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of Class I shares, the Fund's oldest share class.

2  Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2021 Neuberger Berman BD LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period 7/1/20 – 12/31/20		Expense Ratio
Class I	$1,000.00	$1,313.30	$5.29	(a)	0.91%
Class S	$1,000.00	$1,312.00	$6.39	(a)	1.10%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.56	$4.62	(b)	0.91%
Class S	$1,000.00	$1,019.61	$5.58	(b)	1.10%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

5

Legend Mid Cap Growth Portfolio (Unaudited)
December 31, 2020

Counterparties:

SSB = State Street Bank and Trust Company

6

Schedule of Investments Mid Cap Growth Portfolio^ December 31, 2020

NUMBER OF SHARES		VALUE
Common Stocks 98.2%
Aerospace & Defense 2.5%
34,400	Axon Enterprise, Inc.	$4,215,032	*
44,300	HEICO Corp.	5,865,320
12,300	Teledyne Technologies, Inc.	4,821,354	*
		14,901,706
Auto Components 1.5%
39,300	Aptiv PLC	5,120,397
29,500	Visteon Corp.	3,702,840	*
		8,823,237
Banks 2.3%
32,000	Signature Bank	4,329,280
24,600	SVB Financial Group	9,540,618	*
		13,869,898
Beverages 1.1%
6,400	Boston Beer Co., Inc. Class A	6,363,456	*
Biotechnology 3.3%
98,300	ACADIA Pharmaceuticals, Inc.	5,255,118	*
27,000	Ascendis Pharma A/S ADR	4,503,060	*
63,900	Exact Sciences Corp.	8,466,111	*
10,000	Sarepta Therapeutics, Inc.	1,704,900	*
		19,929,189
Capital Markets 1.5%
59,000	Houlihan Lokey, Inc.	3,966,570
8,900	MarketAxess Holdings, Inc.	5,077,984
		9,044,554
Commercial Services & Supplies 2.8%
29,500	Cintas Corp.	10,427,070
63,900	Waste Connections, Inc.	6,554,223
		16,981,293
Communications Equipment 0.2%
15,000	Lumentum Holdings, Inc.	1,422,000	*
Containers & Packaging 1.0%
63,900	Ball Corp.	5,954,202
Diversified Consumer Services 2.0%
34,400	Bright Horizons Family Solutions, Inc.	5,950,856	*
66,400	Chegg, Inc.	5,997,912	*
		11,948,768
NUMBER OF SHARES		VALUE
Electrical Equipment 2.6%
66,400	AMETEK, Inc.	$8,030,416
33,400	Generac Holdings, Inc.	7,595,494	*
		15,625,910
Electronic Equipment, Instruments & Components 3.0%
34,400	Amphenol Corp. Class A	4,498,488
44,300	CDW Corp.	5,838,297
19,700	Zebra Technologies Corp. Class A	7,571,301	*
		17,908,086
Entertainment 3.1%
27,000	Roku, Inc.	8,964,540	*
29,500	Spotify Technology SA	9,282,470	*
		18,247,010
Equity Real Estate Investment Trusts 0.5%
9,800	SBA Communications Corp.	2,764,874
Food & Staples Retailing 1.0%
152,400	BJ's Wholesale Club Holdings, Inc.	5,681,472	*
Health Care Equipment & Supplies 6.8%
18,700	IDEXX Laboratories, Inc.	9,347,569	*
34,400	Insulet Corp.	8,793,672	*
14,800	Masimo Corp.	3,972,024	*
24,600	Penumbra, Inc.	4,305,000	*
21,100	Teleflex, Inc.	8,684,127
14,800	West Pharmaceutical Services, Inc.	4,192,988
10,000	Zimmer Biomet Holdings, Inc.	1,540,900
		40,836,280
Health Care Providers & Services 1.3%
49,200	Encompass Health Corp.	4,068,348
32,000	Quest Diagnostics, Inc.	3,813,440
		7,881,788
Health Care Technology 2.8%
27,000	Teladoc Health, Inc.	5,398,920	*(a)
41,800	Veeva Systems, Inc. Class A	11,380,050	*
		16,778,970
Hotels, Restaurants & Leisure 2.5%
4,900	Chipotle Mexican Grill, Inc.	6,794,879	*
39,300	Darden Restaurants, Inc.	4,681,416
78,700	DraftKings, Inc. Class A	3,664,272	*
		15,140,567
Household Products 0.9%
63,900	Church & Dwight Co., Inc.	5,573,997

See Notes to Financial Statements

7

Schedule of Investments Mid Cap Growth Portfolio^ (cont'd)

NUMBER OF SHARES		VALUE
Industrial Conglomerates 0.9%
12,300	Roper Technologies, Inc.	$5,302,407
Interactive Media & Services 3.0%
32,000	IAC/InterActiveCorp.	6,059,200	*
29,500	Match Group, Inc.	4,460,105	*
113,100	Pinterest, Inc. Class A	7,453,290	*
		17,972,595
Internet & Direct Marketing Retail 0.7%
22,100	Etsy, Inc.	3,931,811	*
IT Services 8.7%
27,000	EPAM Systems, Inc.	9,675,450	*
22,500	MongoDB, Inc.	8,078,400	*
35,000	Okta, Inc.	8,899,100	*
34,400	Twilio, Inc. Class A	11,644,400	*
32,000	WEX, Inc.	6,512,960	*
29,500	Wix.com Ltd.	7,373,820	*
		52,184,130
Life Sciences Tools & Services 3.1%
221,300	Avantor, Inc.	6,229,595	*
12,300	Bio-Rad Laboratories, Inc. Class A	7,170,162	*
152,400	PPD, Inc.	5,215,128	*
		18,614,885
Machinery 1.3%
39,300	IDEX Corp.	7,828,560
Multiline Retail 0.6%
45,000	Ollie's Bargain Outlet Holdings, Inc.	3,679,650	*
Pharmaceuticals 2.1%
54,100	Catalent, Inc.	5,630,187	*
98,300	Horizon Therapeutics PLC	7,190,645	*
		12,820,832
Professional Services 1.7%
10,800	CoStar Group, Inc.	9,982,224	*
Road & Rail 1.0%
32,000	Old Dominion Freight Line, Inc.	6,245,760
Semiconductors & Semiconductor Equipment 6.9%
68,800	Entegris, Inc.	6,611,680
27,500	KLA Corp.	7,120,025
147,500	Marvell Technology Group Ltd.	7,012,150
27,000	Monolithic Power Systems, Inc.	9,888,210
NUMBER OF SHARES		VALUE
90,000	ON Semiconductor Corp.	$2,945,700	*
65,000	Teradyne, Inc.	7,792,850
		41,370,615
Software 18.1%
44,300	Avalara, Inc.	7,304,627	*
73,800	Cloudflare, Inc. Class A	5,608,062	*
29,500	Coupa Software, Inc.	9,997,845	*
42,500	Crowdstrike Holdings, Inc. Class A	9,002,350	*
51,600	DocuSign, Inc.	11,470,680	*
47,200	Everbridge, Inc.	7,036,104	*
42,500	Five9, Inc.	7,412,000	*
14,800	HubSpot, Inc.	5,867,312	*
56,500	Manhattan Associates, Inc.	5,942,670	*
37,500	Paylocity Holding Corp.	7,721,625	*
54,100	Q2 Holdings, Inc.	6,845,273	*
32,000	RingCentral, Inc. Class A	12,127,040	*
10,500	Trade Desk, Inc. Class A	8,410,500	*
17,200	Zscaler, Inc.	3,435,012	*
		108,181,100
Specialty Retail 6.1%
34,400	Best Buy Co., Inc.	3,432,776
36,900	Burlington Stores, Inc.	9,651,195	*
54,100	CarMax, Inc.	5,110,286	*
63,900	Dick's Sporting Goods, Inc.	3,591,819
44,300	Five Below, Inc.	7,751,614	*
14,800	O'Reilly Automotive, Inc.	6,698,036	*
		36,235,726
Trading Companies & Distributors 1.3%
34,400	United Rentals, Inc.	7,977,704	*
	Total Common Stocks (Cost $339,335,275)	588,005,256
Short-Term Investments 2.0%
Investment Companies 2.0%
11,470,768	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(b)	11,470,768
175,964	State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(b)	175,964	(c)
	Total Short-Term Investments (Cost $11,646,732)	11,646,732
	Total Investments 100.2% (Cost $350,982,007)	599,651,988
	Liabilities Less Other Assets (0.2)%	(1,084,102)
	Net Assets 100.0%	$598,567,886
See Notes to Financial Statements

8

Schedule of Investments Mid Cap Growth Portfolio^ (cont'd)

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at December 31, 2020. Total value of all such securities at December 31, 2020 amounted to $169,366 for the Fund (see Note A of the Notes to Financial Statements).

(b)  Represents 7-day effective yield as of December 31, 2020.

(c)  Represents investment of cash collateral received from securities lending.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$588,005,256	$—	$—	$588,005,256
Short-Term Investments	—	11,646,732	—	11,646,732
Total Investments	$588,005,256	$11,646,732	$—	$599,651,988

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

9

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
December 31, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$599,651,988
Dividends and interest receivable	68,104
Receivable for Fund shares sold	7,758
Receivable for securities lending income (Note A)	208
Prepaid expenses and other assets	11,793
Total Assets	599,739,851
Liabilities
Payable to investment manager—net (Note B)	269,168
Payable for securities purchased	256,760
Payable for Fund shares redeemed	147,104
Payable to administrator—net (Note B)	236,499
Payable to trustees	12,717
Payable for loaned securities collateral (Note A)	175,964
Other accrued expenses and payables	73,753
Total Liabilities	1,171,965
Net Assets	$598,567,886
Net Assets consist of:
Paid-in capital	$274,807,773
Total distributable earnings/(losses)	323,760,113
Net Assets	$598,567,886
Net Assets
Class I	$139,393,896
Class S	459,173,990
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,502,427
Class S	12,734,762
Net Asset Value, offering and redemption price per share
Class I	$39.80
Class S	36.06
†Securities on loan, at value:
Unaffiliated issuers	$169,366
*Cost of Investments:
(a) Unaffiliated Issuers	$350,982,007

See Notes to Financial Statements

10

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Fiscal Year Ended December 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,776,785
Interest and other income—unaffiliated issuers	66,314
Income from securities loaned-net	12,041
Foreign taxes withheld	(8,302)
Total income	$1,846,838
Expenses:
Investment management fees (Note B)	2,703,888
Administration fees (Note B):
Class I	350,528
Class S	1,162,119
Distribution fees (Note B):
Class S	968,433
Shareholder servicing agent fees:
Class I	85
Class S	59
Audit fees	40,442
Custodian and accounting fees	78,658
Insurance	16,778
Legal fees	126,908
Shareholder reports	21,481
Trustees' fees and expenses	51,882
Interest	413
Miscellaneous	31,298
Total expenses	5,552,972
Expenses reimbursed by Management (Note B)	(214,503)
Total net expenses	5,338,469
Net investment income/(loss)	$(3,491,631)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	78,554,284
Settlement of foreign currency transactions	16
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	102,197,342
Net gain/(loss) on investments	180,751,642
Net increase/(decrease) in net assets resulting from operations	$177,260,011

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(3,491,631)	$(2,166,466)
Net realized gain/(loss) on investments	78,554,300	26,771,062
Change in net unrealized appreciation/(depreciation) of investments	102,197,342	102,143,654
Net increase/(decrease) in net assets resulting from operations	177,260,011	126,748,250
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(5,782,156)	(7,652,681)
Class S	(21,091,814)	(27,361,448)
Total distributions to shareholders	(26,873,970)	(35,014,129)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	16,001,264	15,626,858
Class S	10,204,641	17,851,730
Proceeds from reinvestment of dividends and distributions:
Class I	5,782,156	7,652,681
Class S	21,091,814	27,361,448
Payments for shares redeemed:
Class I	(32,484,568)	(24,173,564)
Class S	(67,867,539)	(33,150,767)
Net increase/(decrease) from Fund share transactions	(47,272,232)	11,168,386
Net Increase/(Decrease) in Net Assets	103,113,809	102,902,507
Net Assets:
Beginning of year	495,454,077	392,551,570
End of year	$598,567,886	$495,454,077

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

13

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in

14

the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2020, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost in value of investments held at December 31, 2020 was $351,001,868. The estimated gross unrealized appreciation was $249,054,044 and estimated gross unrealized depreciation was $403,924 resulting in net unrealized appreciation of $248,650,120 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2020, the Fund recorded permanent reclassifications related to prior year true up adjustments:

Paid-in Capital	Total Distributable Earnings/(Losses)
$(37,500)	$37,500

The tax character of distributions paid during the years ended December 31, 2020, and December 31, 2019, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$—	$—	$26,873,970	$35,014,129	$26,873,970	$35,014,129

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,246,637	$73,863,356	$248,650,120	$—	$—	$323,760,113

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to other investments.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are

15

allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2020, the Fund had outstanding loans of securities to certain approved brokers, with a value of $169,366, for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)	$175,964	$—	$—	$—	$175,964

(a)  Amounts represent the payable for loaned securities collateral received.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's

16

securities lending assets at fair value are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's securities lending assets by counterparty and net of the related collateral received by the Fund for assets as of December 31, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities Lending	$169,366	$—	$169,366
Total	$169,366	$—	$169,366

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
SSB	$169,366	$—	$(169,366)	$—
Total	$169,366	$—	$(169,366)	$—

(a)  Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b)  Net Amount represents amounts subject to loss at December 31, 2020, in the event of a counterparty failure.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2020, the

17

investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2020, there was no repayment to NBIA under these agreements.

At December 31, 2020, the Fund's contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2018	2019	2020
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2021	2022	2023
Class I	1.00%	12/31/23	$—	$—	$—
Class S	1.10%	12/31/23	253,455	240,462	214,503

(a)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

18

Note C—Securities Transactions:

During the year ended December 31, 2020, there were purchase and sale transactions of long-term securities of $265,085,511 and $338,676,434 respectively.

During the year ended December 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2020, and December 31, 2019, was as follows:

	For the Year Ended December 31, 2020				For the Year Ended December 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	501,565	160,437	(1,003,283)	(341,281)	537,511	271,372	(831,165)	(22,282)
Class S	361,450	645,602	(2,312,974)	(1,305,922)	690,664	1,063,406	(1,223,003)	531,067

Note E—Line of Credit:

At December 31, 2020, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2020. During the year ended December 31, 2020, the Fund did not utilize the Credit Facility.

˚

19

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$29.76	$24.09	$27.79	$22.61		$22.73
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.17)	(0.09)	(0.07)	0.01		(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	11.89	7.86	(1.48)	5.68		1.04
Total From Investment Operations	11.72	7.77	(1.55)	5.69		0.96
Less Distributions From:
Net Realized Capital Gains	(1.68)	(2.10)	(2.15)	(0.51)		(1.08)
Net Asset Value, End of Year	$39.80	$29.76	$24.09	$27.79		$22.61
Total Return†	39.98%	32.75%^	(6.40)%^	25.29	%^‡	4.40%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$139.4	$114.4	$93.2	$106.4		$85.8
Ratio of Gross Expenses to Average Net Assets#	0.91%	0.92%	0.93%	0.94%		0.99%
Ratio of Net Expenses to Average Net Assets	0.91%	0.92%	0.93%	0.65	%ß	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.54)%	(0.32)%	(0.25)%	0.04	%ß	(0.35)%
Portfolio Turnover Rate	54%	47%	50%	57%		54%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$27.14	$22.16	$25.77	$21.12		$21.35
Income From Investment Operations:
Net Investment Income/(Loss)@	(0.22)	(0.13)	(0.11)	(0.12)		(0.12)
Net Gains or Losses on Securities (both realized and unrealized)	10.82	7.21	(1.35)	5.28		0.97
Total From Investment Operations	10.60	7.08	(1.46)	5.16		0.85
Less Distributions From:
Net Realized Capital Gains	(1.68)	(2.10)	(2.15)	(0.51)		(1.08)
Net Asset Value, End of Year	$36.06	$27.14	$22.16	$25.77		$21.12
Total Return†	39.71%	32.48%^	(6.56)%^	24.56	%^‡	4.16%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$459.2	$381.1	$299.4	$317.7		$244.4
Ratio of Gross Expenses to Average Net Assets#	1.16%	1.17%	1.18%	1.19%		1.24%
Ratio of Net Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.18	%ß	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.74)%	(0.50)%	(0.42)%	(0.52	)%ß	(0.59)%
Portfolio Turnover Rate	54%	47%	50%	57%		54%

See Notes to Financial Highlights

21

Notes to Financial Highlights Mid Cap Growth Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds received in 2019, 2018 and, 2017 had no impact on the Fund's total return for the years ended December 31, 2019, 2018 and 2017, respectively. Had the Fund not received class action proceeds in 2016, total return based on per share NAV for the year ended December 31, 2016 would have been:

Year Ended December 31, 2016
Class I	4.35%
Class S	4.11%

‡  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017. These amounts had` no impact on Class S's total return for the year ended December 31, 2017. Had the Fund not received the custodian expenses refund, the total return based on per share NAV for the year ended December 31, 2017 for Class I would have been 24.93%.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if the Fund had not received refunds, plus interest, from State Street noted in ‡ above for custodian out-of-pocket expenses previously paid during the year ended December 31, 2017. Management did not reimburse or waive fees during the fiscal periods shown for Class I. Management did not reimburse or waive fees during fiscal period ended December 31, 2016 for Class S.

ß  The custodian expenses refund noted in ‡ above is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	(0.29)%
Class S	1.18%	(0.53)%

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Mid Cap Growth Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 12, 2021

23

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

31

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

32

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

34

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Growth Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

36

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Expense Group and Performance Universe were composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 5-, and 10-year periods and the fifth quintile for the 3-year period. In addition, the Board also met with the Fund's portfolio manager in March 2020 to discuss the Fund's performance. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking exceeded the average of its Morningstar peer category for the 1-year period ending July 31, 2020.

Noting that the Fund underperformed over certain periods, the Board considered Management's representations regarding the factors impacting the Fund's performance and discussed with Management the Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's relative underperformance.

37

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and the actual management fee net of fees waived by Management each ranked in the third quintile and total expenses ranked in the fifth quintile.

In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Funds'

38

portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

100% of the dividends earned during the fiscal year ended December 31, 2020 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $26,873,970 as a capital gain distribution.

39

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2020

B1012 02/21

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or financial intermediary electronically by following the instructions provided by the insurance company or financial intermediary. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)

For the 12 months ended December 31, 2020 (the reporting period), the Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Class I generated a total return of -2.62%, underperforming its benchmark, the Russell Midcap® Value Index (the Index), which posted a 4.96% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

While 2020 was a challenging year for the Fund overall, the strategy generated a strong absolute and relative return in the fourth quarter. However, the year-end recovery was not enough to overcome the underperformance during the first three quarters of 2020. We believe that the economic outlook for 2021, assuming vaccines are successful in controlling COVID-19, should be favorable for our style of value investing, as evidenced by our fourth quarter performance.

The Fund started the reporting period heavily skewed toward cyclicality and was, in our view, attractively valued on both an absolute and relative basis. When the COVID-19 pandemic hit in March, value investing and cyclically oriented stocks were severely punished as the economy shut down and many business models were questioned. The market largely ignored valuation as a factor and instead, momentum and growth were purchased even at seemingly undesirable valuations.

For the reporting period, both absolute and relative performance was negatively impacted by our positioning in cyclically oriented and travel-related companies. Relative performance was hurt by our lower average market capitalization versus the Index. On the positive side, the strategy benefitted from our large contingent of Information Technology companies, most of which generated strong returns, and limited exposure to the beleaguered Real Estate sector versus the Index. M&A activity also helped returns.

Given the dislocation in the stock market due to the pandemic, we were active in the portfolio throughout the year. In all, we introduced 15 new companies, using the market decline in March and April to add companies that were less cyclical and generally had more top-line growth but were still selling at attractive value multiples. Due to valuation considerations, this was the first time in several years that we were comfortable buying growth-at-a-reasonable-price companies and feel that this has added substantially more balance to the strategy. To fund these purchases, we sold companies we believed would have trouble recovering from the aftershocks of the pandemic.

Looking ahead to 2021, we feel that economic growth is poised to accelerate, fueled by our anticipation of aggressive monetary policy, another round of fiscal stimulus, and a successful roll out of COVID-19 vaccines. Many economists estimate GDP growth increasing to above 5% during the back half of the year as the consumer should be in a relatively strong position coming out of the pandemic.

Strong economic growth should lead to higher corporate earnings in 2021. In our opinion, earnings growth in cyclical companies can accelerate and perhaps exceed expectations. While we think the outlook for earnings growth is positive, market valuations in our opinion are on the high side and are discounting a large part of this growth, especially if faster economic growth leads to higher interest rates and inflation. Historically, accelerated growth and increasing inflation has favored value stocks.

We believe 2021 should be a robust year for value investing and our strategy. However, there are many crosscurrents in the present environment that could cause volatility in the short run including the outcome of the Georgia Senate elections, potential for spikes in COVID-19 cases, and the amount of time it takes to immunize the population. In our opinion, general market valuations are significantly above average and the boom in initial public offerings and special purpose acquisition companies are worrisome. However, looking at the ongoing disconnect between growth and value,

1

the massive monetary and fiscal stimulus, the pent-up demand created by the pandemic, and the portfolio's valuation level, we have confidence in our intrinsic value1 strategy moving forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

2

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	2.5%
Consumer Discretionary	14.4
Consumer Staples	7.2
Energy	5.8
Financials	8.6
Health Care	10.2
Industrials	14.3
Information Technology	19.4
Materials	2.6
Real Estate	1.9
Utilities	7.9
Short-Term Investments	5.2
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Class I	08/22/2001	–2.62%	5.49%	7.27%	7.21%
Class S2	04/29/2005	–2.83%	5.23%	7.03%	7.02%
Index
Russell Midcap® Value Index[1,3]		4.96%	9.73%	10.49%	9.47%
Russell Midcap® Index[1,3]		17.10%	13.40%	12.41%	10.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/ or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/ or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.02% and 1.27% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.26% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2020 can be found in the Financial Highlights section of this report.

3

Mid Cap Intrinsic Value Portfolio (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

4

Endnotes

1  The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of Class I shares, the Fund's oldest share class.

2  Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2021 Neuberger Berman BD LLC, distributor. All rights reserved.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period 7/1/20 – 12/31/20		Expense Ratio
Class I	$1,000.00	$1,290.60	$5.87	(a)	1.02%
Class S	$1,000.00	$1,289.10	$7.19	(a)	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.01	$5.18	(b)	1.02%
Class S	$1,000.00	$1,018.85	$6.34	(b)	1.25%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

6

Schedule of Investments Mid Cap Intrinsic Value Portfolio^ December 31, 2020

NUMBER OF SHARES		VALUE
Common Stocks 96.7%
Aerospace & Defense 3.1%
27,550	General Dynamics Corp.	$4,099,991
Auto Components 4.0%
40,500	Aptiv PLC	5,276,745
Banks 5.7%
105,400	BankUnited, Inc.	3,665,812
44,100	Comerica, Inc.	2,463,426
28,000	Truist Financial Corp.	1,342,040
		7,471,278
Beverages 2.4%
69,300	Molson Coors Brewing Co. Class B	3,131,667
Biotechnology 4.0%
34,000	Alexion Pharmaceuticals, Inc.	5,312,160	*
Building Products 2.5%
70,510	Johnson Controls International PLC	3,285,061
Capital Markets 1.0%
18,400	State Street Corp.	1,339,152
Chemicals 2.6%
43,100	Ashland Global Holdings, Inc.	3,413,520
Commercial Services & Supplies 1.6%
113,900	KAR Auction Services, Inc.	2,119,679
Communications Equipment 3.1%
39,700	Ciena Corp.	2,098,145	*
11,500	Motorola Solutions, Inc.	1,955,690
		4,053,835
Construction & Engineering 1.2%
8,700	Valmont Industries, Inc.	1,521,891
Electric Utilities 3.2%
59,100	Evergy, Inc.	3,280,641
30,300	OGE Energy Corp.	965,358
		4,245,999
NUMBER OF SHARES		VALUE
Electronic Equipment, Instruments & Components 4.3%
20,000	CDW Corp.	$2,635,800
30,900	FLIR Systems, Inc.	1,354,347
17,500	Itron, Inc.	1,678,250	*
		5,668,397
Entertainment 2.6%
53,050	Lions Gate Entertainment Corp. Class A	603,178	*
267,650	Lions Gate Entertainment Corp. Class B	2,778,207	*
		3,381,385
Equity Real Estate Investment Trusts 2.0%
57,100	Regency Centers Corp.	2,603,189
Food & Staples Retailing 1.1%
39,400	BJ's Wholesale Club Holdings, Inc.	1,468,832	*
Food Products 3.9%
53,100	Hain Celestial Group, Inc.	2,131,965	*
70,000	TreeHouse Foods, Inc.	2,974,300	*
		5,106,265
Health Care Equipment & Supplies 4.0%
33,700	Zimmer Biomet Holdings, Inc.	5,192,833
Health Care Providers & Services 2.4%
75,400	MEDNAX, Inc.	1,850,316	*
6,400	Molina Healthcare, Inc.	1,361,152	*
		3,211,468
Hotels, Restaurants & Leisure 6.7%
141,700	MGM Resorts International	4,464,967
97,000	Wyndham Destinations, Inc.	4,351,420
		8,816,387
Independent Power and Renewable Electricity Producers 3.4%
124,400	AES Corp.	2,923,400
77,200	Vistra Energy Corp.	1,517,752
		4,441,152
Industrial Conglomerates 2.1%
18,000	Carlisle Cos., Inc.	2,811,240

See Notes to Financial Statements

7

Schedule of Investments Mid Cap Intrinsic Value Portfolio^ (cont'd)

NUMBER OF SHARES		VALUE
IT Services 4.3%
32,300	Amdocs Ltd.	$2,291,039
331,400	Conduent, Inc.	1,590,720	*
75,900	Perspecta, Inc.	1,827,672
		5,709,431
Machinery 0.9%
6,300	Stanley Black & Decker, Inc.	1,124,928
Mortgage Real Estate Investment Trusts 2.0%
138,900	Starwood Property Trust, Inc.	2,680,770
Multi-Utilities 1.4%
84,800	CenterPoint Energy, Inc.	1,835,072
Multiline Retail 1.8%
22,200	Dollar Tree, Inc.	2,398,488	*
Oil, Gas & Consumable Fuels 5.9%
37,900	EOG Resources, Inc.	1,890,073
89,900	ONEOK, Inc.	3,450,362
15,500	Phillips 66	1,084,070
69,000	Williams Cos., Inc.	1,383,450
		7,807,955
Semiconductors & Semiconductor Equipment 4.4%
16,800	NXP Semiconductors NV	2,671,368
20,100	Skyworks Solutions, Inc.	3,072,888
		5,744,256
NUMBER OF SHARES		VALUE
Software 1.5%
45,500	Nuance Communications, Inc.	$2,006,095	*
Specialty Retail 2.2%
407,000	Chico's FAS, Inc.	647,130
43,900	Children's Place, Inc.	2,199,390	*
		2,846,520
Technology Hardware, Storage & Peripherals 2.2%
51,621	Western Digital Corp.	2,859,287
Trading Companies & Distributors 3.2%
91,400	AerCap Holdings NV	4,166,012	*
	Total Common Stocks (Cost $98,582,420)	127,150,940
Short-Term Investments 5.3%
Investment Companies 5.3%
7,004,750	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(a) (Cost $7,004,750)	7,004,750
	Total Investments 102.0% (Cost $105,587,170)	134,155,690
	Liabilities Less Other Assets (2.0)%	(2,662,839)
	Net Assets 100.0%	$131,492,851

*  Non-income producing security.

(a)  Represents 7-day effective yield as of December 31, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$127,150,940	$—	$—	$127,150,940
Short-Term Investments	—	7,004,750	—	7,004,750
Total Investments	$127,150,940	$7,004,750	$—	$134,155,690

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
December 31, 2020
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$134,155,690
Dividends and interest receivable	200,130
Receivable for Fund shares sold	30,570
Prepaid expenses and other assets	1,290
Total Assets	134,387,680
Liabilities
Payable to investment manager—net (Note B)	61,162
Payable for Fund shares redeemed	2,720,001
Payable to administrator—net (Note B)	43,212
Payable to trustees	12,717
Other accrued expenses and payables	57,737
Total Liabilities	2,894,829
Net Assets	$131,492,851
Net Assets consist of:
Paid-in capital	$112,675,321
Total distributable earnings/(losses)	18,817,530
Net Assets	$131,492,851
Net Assets
Class I	$91,982,154
Class S	39,510,697
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,974,423
Class S	2,192,310
Net Asset Value, offering and redemption price per share
Class I	$15.40
Class S	18.02
*Cost of Investments:
(a) Unaffiliated issuers	$105,587,170

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Fiscal Year Ended December 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,411,525
Interest and other income—unaffiliated issuers	20,826
Foreign taxes withheld	(2,835)
Total income	$2,429,516
Expenses:
Investment management fees (Note B)	622,657
Administration fees (Note B):
Class I	229,075
Class S	110,556
Distribution fees (Note B):
Class S	92,130
Shareholder servicing agent fees:
Class I	54
Class S	18
Audit fees	40,442
Custodian and accounting fees	56,266
Insurance	4,319
Legal fees	26,507
Shareholder reports	14,310
Trustees' fees and expenses	51,659
Interest	928
Miscellaneous	10,456
Total expenses	1,259,377
Expenses reimbursed by Management (Note B)	(9,794)
Total net expenses	1,249,583
Net investment income/(loss)	$1,179,933
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(7,672,127)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	5,563,046
Net gain/(loss) on investments	(2,109,081)
Net increase/(decrease) in net assets resulting from operations	$(929,148)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,179,933	$1,669,602
Net realized gain/(loss) on investments	(7,672,127)	(4,385,081)
Change in net unrealized appreciation/(depreciation) of investments	5,563,046	25,137,645
Net increase/(decrease) in net assets resulting from operations	(929,148)	22,422,166
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(935,713)	(12,305,037)
Class S	(264,448)	(4,563,564)
Total distributions to shareholders	(1,200,161)	(16,868,601)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	15,604,914	13,886,972
Class S	8,252,097	3,950,675
Proceeds from reinvestment of dividends and distributions:
Class I	935,713	12,305,037
Class S	264,448	4,563,564
Payments for shares redeemed:
Class I	(16,350,788)	(29,056,126)
Class S	(12,856,048)	(12,014,333)
Net increase/(decrease) from Fund share transactions	(4,149,664)	(6,364,211)
Net Increase/(Decrease) in Net Assets	(6,278,973)	(810,646)
Net Assets:
Beginning of year	137,771,824	138,582,470
End of year	$131,492,851	$137,771,824

See Notes to Financial Statements

11

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

12

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in

13

the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2020, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost in value of investments held at December 31, 2020 was $105,978,641. The estimated gross unrealized appreciation was $37,766,143 and estimated gross unrealized depreciation was $9,589,094 resulting in net unrealized appreciation of $28,177,049 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2020 there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2020, and December 31, 2019, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$1,200,161	$2,807,684	$—	$14,060,917	$1,200,161	$16,868,601

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$815,606	$—	$28,177,049	$(10,175,125)	$—	$18,817,530

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to other investments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2020, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$10,175,125	$—

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from

14

REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended December 31, 2020, the character of distributions, if any, paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

15

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

During the year ended December 31, 2020, the Fund did not participate in securities lending.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment

16

fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2020, there was no repayment to NBIA under these agreements.

At December 31, 2020, the Fund's contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2018	2019	2020
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2021	2022	2023
Class I	1.50%	12/31/23	$—	$—	$—
Class S	1.25%	12/31/23	—	3,712	9,794

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2020, there were purchase and sale transactions of long-term securities of $37,826,353 and $44,690,843 respectively.

During the year ended December 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

17

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2020, and December 31, 2019, was as follows:

	For the Year Ended December 31, 2020				For the Year Ended December 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,305,068	73,102	(1,275,038)	103,132	819,641	807,417	(1,732,838)	(105,780)
Class S	670,610	17,642	(839,992)	(151,740)	197,894	256,380	(604,590)	(150,316)

Note E—Line of Credit:

At December 31, 2020, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2020. During the year ended December 31, 2020, the Fund did not utilize the Credit Facility.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$16.01	$15.69	$19.58	$16.91		$15.85
Income From Investment Operations:
Net Investment Income/(Loss)@	0.14	0.21	0.15	0.14		0.18
Net Gains or Losses on Securities (both realized and unrealized)	(0.59)	2.31	(3.00)	2.69		2.27
Total From Investment Operations	(0.45)	2.52	(2.85)	2.83		2.45
Less Distributions From:
Net Investment Income	(0.16)	(0.13)	(0.13)	(0.16)		(0.11)
Net Realized Capital Gains	—	(2.07)	(0.91)	—		(1.28)
Total Distributions	(0.16)	(2.20)	(1.04)	(0.16)		(1.39)
Net Asset Value, End of Year	$15.40	$16.01	$15.69	$19.58		$16.91
Total Return†	(2.62)%	16.74%^	(15.28)%^	16.74	%^‡	16.17%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$92.0	$94.0	$93.8	$119.1		$104.7
Ratio of Gross Expenses to Average Net Assets#	1.03%	1.01%	1.00%	0.99%		1.05%
Ratio of Net Expenses to Average Net Assets	1.03%	1.01%	1.00%	0.97	%ß	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.12%	1.22%	0.76%	0.79	%ß	1.12%
Portfolio Turnover Rate	35%	14%	34%	35%		36%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$18.68	$17.95	$22.22	$19.19		$17.78
Income From Investment Operations:
Net Investment Income/(Loss)@	0.13	0.19	0.11	0.10		0.17
Net Gains or Losses on Securities (both realized and unrealized)	(0.68)	2.66	(3.41)	3.03		2.57
Total From Investment Operations	(0.55)	2.85	(3.30)	3.13		2.74
Less Distributions From:
Net Investment Income	(0.11)	(0.05)	(0.06)	(0.10)		(0.05)
Net Realized Capital Gains	—	(2.07)	(0.91)	—		(1.28)
Total Distributions	(0.11)	(2.12)	(0.97)	(0.10)		(1.33)
Net Asset Value, End of Year	$18.02	$18.68	$17.95	$22.22		$19.19
Total Return†	(2.83)%	16.43%^	(15.48)%^	16.35	%^‡	15.98%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$39.5	$43.8	$44.8	$59.3		$56.9
Ratio of Gross Expenses to Average Net Assets#	1.28%	1.26%	1.25%	1.25%		1.30%
Ratio of Net Expenses to Average Net Assets	1.25%	1.25%	1.25%§	1.25	%ß§	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.89%	0.98%	0.49%	0.49	%ß	0.91%
Portfolio Turnover Rate	35%	14%	34%	35%		36%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

‡  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017. These amounts had no impact on the Fund's total return for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and /or if the Fund had not received refunds, plus interest, from State Street noted in ‡ above for custodian out-of-pocket expenses previously paid during the year ended December 31, 2017. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

ß  The custodian expenses refund noted in ‡ above is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.99%	0.77%
Class S	1.25%	0.48%

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds received in 2019, 2018, 2017 and 2016 had no impact on the Fund's total return for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Class S	1.25%	1.24%

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Mid Cap Intrinsic Value Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Intrinsic Value Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 12, 2021

22

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

23

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.
29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

30

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

31

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

33

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Intrinsic Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

34

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio manager's compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

35

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Expense Group and Performance Universe were composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund's Class I as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fifth quintile for the 1-, 3-, 5-, and 10-year periods.

Noting that the Fund underperformed over certain periods, the Board considered Management's representations regarding the factors impacting the Fund's performance and discussed with Management the Fund's performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's relative underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the

36

Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund's Class I as a proxy for both of the Fund's classes.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile and the actual management fee and total expenses each ranked in the fifth quintile.

In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

37

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2020 qualify for the dividends received deduction for corporate shareholders.

38

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Annual Report

December 31, 2020

B1011 02/21

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or financial intermediary electronically by following the instructions provided by the insurance company or financial intermediary. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Short Duration Bond Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Class I posted a 3.46% total return for the 12 months ended December 31, 2020 (the reporting period), outperforming its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which returned 3.33% for the same period.

The investment grade U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, generated strong results during the reporting period. Both short- and long-term U.S. Treasury yields fell significantly given several "flights to quality" resulting from repercussions of the COVID-19 pandemic. Credit spreads meaningfully widened in March 2020 given investor risk aversion and challenged liquidity. However, spreads then narrowed as the year progressed, partially driven by unprecedented monetary policy accommodation by the U.S. Federal Reserve Board (Fed), and large fiscal stimulus. Investor risk appetite was robust toward the end of the year, as the COVID-19 vaccine breakthrough brought some much needed clarity as to the possible timing of when economic activity could normalize. That said, the near-term outlook remains clouded by the recent spike in infections and renewed restrictions in parts of the U.S. All told, higher quality spread sectors (non-U.S. Treasury securities) produced positive results during the period.

The primary contributors to performance were the Fund's allocations to mortgage credit, corporate credit, and agency mortgage-backed securities (MBS). On the downside, yield curve positioning was the largest detractor from results. An allocation to commercial mortgage-backed securities (CMBS) was also a small headwind for returns. The Fund's exposure to asset-backed securities (ABS) did not meaningfully impact performance.

The Fund's use of Treasury futures contributed positively to performance.

A number of changes were made to the Fund during the period. We pared our allocation to investment grade corporate bonds, in particular, securities that we believed were richly valued. In contrast, we increased the Fund's position in agency MBS given attractive valuations and the Fed's purchases, and mortgage credit given relatively attractive valuations.

Looking ahead, we anticipate a strong, if uneven, global economic recovery as the pandemic plays out. We anticipate the availability of COVID-19 vaccines, the reopening of economies, continued monetary and fiscal policy support, and pent-up demand in pandemic-sensitive sectors of the economy to provide a significant boost to demand. Although our outlook is dependent on a successful and timely distribution of safe, efficient and effective vaccines, we believe that recent approvals and distribution suggest that the end of the pandemic is in sight. While we anticipate the global recovery to be choppy, disinflationary pressures are starting to ease and should gradually reverse, with the potential for a resilient up-tilt in global core consumer price inflation over the next 12 to 36 months. We believe U.S. inflation will lead other developed markets. Overall, we do not see any significant change in monetary policy, as central banks maintain current support in light of ongoing, though potentially fading, pandemic conditions and lockdowns. As such, we are constructive on select credit securities, particularly favoring those that offer carry (incremental yield) with minimal duration. While we are looking at opportunities in COVID-sensitive industries, we believe research-driven security selection remains critical as ever.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER, MATTHEW MCGINNIS AND WOOLF NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY TYPE OF INVESTMENT

(as a % of Total Net Assets)
Asset-Backed Securities	7.3%
Corporate Bonds	39.9
Mortgage-Backed Securities	43.6
U.S. Government Agency Securities	2.1
Short-Term Investments	6.8
Other Assets Less Liabilities	0.3 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Class I	09/10/1984	3.46%	2.05%	1.65%	4.60%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,2]		3.33%	2.21%	1.60%	5.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/ or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended December 31, 2020, the 30-day SEC yield was 1.89% for Class I shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2019 was 0.80% for Class I shares (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for the annual period ended December 31, 2020 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

Endnotes

1  The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund's commencement of operations.

2  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Bond Index. The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2021 Neuberger Berman BD LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period 7/1/20 – 12/31/20
Class I	$1,000.00	$1,029.70	$4.44	(a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.76	$4.42	(b)

(a)  Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

Legend Short Duration Bond Portfolio (Unaudited)
December 31, 2020

Benchmarks:

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

Currency Abbreviations:

USD = United States Dollar

Counterparties:

SSB = State Street Bank and Trust Company

Index Periods/Payment Frequencies:

1M = 1 Month

3M = 3 Months

Schedule of Investments Short Duration Bond Portfolio^ December 31, 2020

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 2.1%
$1,965,128	United States Treasury Inflation Indexed Note, 0.13%, due 7/15/2030 (Cost $2,168,439)	$2,203,374	(a)
Mortgage-Backed Securities 43.6%
Adjustable Mixed Balance 0.1%
117,514	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 1.28%, due 6/19/2034	120,739	(b)
Collateralized Mortgage Obligations 9.1%
713,018	Angel Oak Mortgage Trust, Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	723,086	(c)(d)
	Fannie Mae Connecticut Avenue Securities
474,742	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 3.00%, due 11/25/2029	477,736	(b)
375,595	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.35%, due 1/25/2030	375,121	(b)
397,205	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 2.95%, due 2/25/2030	400,215	(b)
378,892	Ser. 2017-C07, Class 2M2, (1M USD LIBOR + 2.50%), 2.65%, due 5/25/2030	378,653	(b)
345,942	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.35%, due 8/25/2030	343,746	(b)
732,819	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 2.70%, due 12/25/2030	734,670	(b)
440,863	Ser. 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%), 2.50%, due 1/25/2031	441,423	(b)
854,010	Ser. 2020-R02, Class 2M1, (1M USD LIBOR + 0.75%), 0.90%, due 1/25/2040	854,010	(b)(c)
474,852	Ser. 2020-R01, Class 1M1, (1M USD LIBOR + 0.80%), 0.95%, due 1/25/2040	475,228	(b)(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes
624,858	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.40%, due 7/25/2029	639,670	(b)
742,272	Ser. 2017-HQA2, Class M2, (1M USD LIBOR + 2.65%), 2.80%, due 12/25/2029	747,424	(b)
461,704	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.45%, due 9/25/2030	459,949	(b)
	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
205,268	Ser. 2020-DNA1, Class M1, (1M USD LIBOR + 0.70%), 0.85%, due 1/25/2050	205,389	(b)(c)
334,494	Ser. 2020-HQA1, Class M1, (1M USD LIBOR + 0.75%), 0.90%, due 1/25/2050	334,388	(b)(c)
	GCAT Trust
677,959	Ser. 2019-NQM2, Class A1, 2.86%, due 9/25/2059	687,818	(c)(e)
784,031	Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059	804,997	(c)(d)
268,701	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	273,481	(c)(d)
		9,357,004
Commercial Mortgage-Backed 21.8%
1,600,000	BANK, Ser. 2020-BN30, Class A1, 0.45%, due 12/10/2053	1,600,282
1,110,000	BBCMS Trust, Ser. 2013-TYSN, Class B, 4.04%, due 9/5/2032	1,099,175	(c)
512,386	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 0.91%, due 11/15/2035	512,225	(b)(c)
320,000	BXMT Ltd., Ser. 2020-FL2, Class A, (1M USD LIBOR + 0.90%), 1.05%, due 2/16/2037	317,810	(b)(c)
	CD Mortgage Trust
177,682	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/2050	178,260
620,785	Ser. 2017-CD5, Class A1, 2.03%, due 8/15/2050	625,500
	Citigroup Commercial Mortgage Trust
477,515	Ser. 2012-GC8, Class AAB, 2.61%, due 9/10/2045	483,978
590,899	Ser. 2016-P3, Class A2, 2.74%, due 4/15/2049	591,582
314,491	Ser. 2016-P6, Class A1, 1.88%, due 12/10/2049	315,021
960,601	Ser. 2018-C5, Class A1, 3.13%, due 6/10/2051	978,892
	Commercial Mortgage Trust
1,111,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,120,797
12,975,772	Ser. 2014-CR18, Class XA, 1.01%, due 7/15/2047	371,578	(d)(f)
	CSAIL Commercial Mortgage Trust
17,590,480	Ser. 2016-C5, Class XA, 0.92%, due 11/15/2048	631,461	(d)(f)
692,844	Ser. 2017-CX10, Class A1, 2.23%, due 11/15/2050	699,962
304,252	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/2049	305,090
201,485	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A3, 5.00%, due 11/10/2046	201,468	(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

PRINCIPAL AMOUNT		VALUE
	Freddie Mac Multiclass Certificates
$2,420,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	$272,971	(f)
1,500,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	176,757	(d)(f)
1,535,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	139,031	(d)(f)
26,751,710	Freddie Mac Multifamily Structured Pass Through Certificates, Ser. K737, Class X1, 0.64%, due 10/25/2026	863,074	(d)(f)
	GS Mortgage Securities Trust
520,000	Ser. 2019-BOCA, Class A, (1M USD LIBOR + 1.20%), 1.36%, due 6/15/2038	516,086	(b)(c)
915,000	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	883,351	(c)
95,000	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/2045	97,619
109,267,943	Ser. 2013-GC13, Class XA, 0.07%, due 7/10/2046	223,103	(d)(f)
1,000,000	Ser. 2014-GC22, Class A4, 3.59%, due 6/10/2047	1,068,119
	JPMBB Commercial Mortgage Securities Trust
803,837	Ser. 2013-C12, Class ASB, 3.16%, due 7/15/2045	817,667
421,079	Ser. 2015-C29, Class ASB, 3.30%, due 5/15/2048	443,078
	Morgan Stanley Bank of America Merrill Lynch Trust
166,000	Ser. 2013-C9, Class B, 3.71%, due 5/15/2046	171,152	(d)
457,842	Ser. 2017-C33, Class A1, 2.03%, due 5/15/2050	460,509
	Morgan Stanley Capital I Trust
1,266,490	Ser. 2011-C2, Class A4, 4.66%, due 6/15/2044	1,273,833	(c)
764,000	Ser. 2012-C4, Class A4, 3.24%, due 3/15/2045	775,879
142,994	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/2048	143,031
489,275	UBS Commercial Mortgage Trust, Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	502,562
	Wells Fargo Commercial Mortgage Trust
293,780	Ser. 2012-LC5, Class A3, 2.92%, due 10/15/2045	302,604
273,447	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/2049	273,653
1,652,303	Ser. 2018-C45, Class A1, 3.13%, due 6/15/2051	1,693,762
745,000	Ser. 2020-C58, Class A1, 0.55%, due 7/15/2053	746,215
17,406,508	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.26%, due 3/15/2047	566,812	(d)(f)
		22,443,949
Fannie Mae 4.1%
	Pass-Through Certificates
932,389	3.00%, due 9/1/2027	979,282
1,087,568	4.50%, due 5/1/2041 – 5/1/2044	1,211,853
1,925,000	2.50%, due 1/1/2051	2,030,700
		4,221,835
Freddie Mac 8.5%
	Pass-Through Certificates
440,555	3.50%, due 5/1/2026	467,276
523,368	3.00%, due 1/1/2027	550,008
567,501	4.50%, due 11/1/2039	634,615
6,721,376	2.50%, due 6/1/2050 – 8/1/2050	7,090,441
		8,742,340
	Total Mortgage-Backed Securities (Cost $44,520,418)	44,885,867
Corporate Bonds 39.9%
Advertising 0.1%
140,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, due 6/15/2025	147,700	(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Aerospace & Defense 1.7%
$1,290,000	Boeing Co., 4.88%, due 5/1/2025	$1,470,206
35,000	Howmet Aerospace, Inc., 6.88%, due 5/1/2025	41,300
230,000	TransDigm, Inc., 6.25%, due 3/15/2026	244,950	(c)
		1,756,456
Agriculture 0.5%
535,000	BAT Capital Corp., 2.26%, due 3/25/2028	555,114
Airlines 0.9%
140,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	161,608	(c)
535,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	571,752	(c)
170,000	United Airlines Holdings, Inc., 4.25%, due 10/1/2022	170,850	(g)
		904,210
Auto Manufacturers 2.9%
	Ford Motor Credit Co. LLC
500,000	3.81%, due 10/12/2021	505,625
435,000	5.13%, due 6/16/2025	472,976
	General Motors Financial Co., Inc.
530,000	2.75%, due 6/20/2025	566,618
400,000	2.70%, due 8/20/2027	424,048
	Volkswagen Group of America Finance LLC
610,000	0.88%, due 11/22/2023	613,390	(c)
370,000	3.35%, due 5/13/2025	406,681	(c)
		2,989,338
Auto Parts & Equipment 0.4%
40,000	Adient U.S. LLC, 9.00%, due 4/15/2025	44,600	(c)
230,000	Goodyear Tire & Rubber Co., 9.50%, due 5/31/2025	259,969
60,000	Meritor, Inc., 6.25%, due 6/1/2025	64,800	(c)
		369,369
Banks 10.3%
550,000	Banco Santander SA, 2.75%, due 5/28/2025	587,021
650,000	Bank of America Corp., Ser. L, 3.95%, due 4/21/2025	732,705
1,000,000	Capital One N.A., (3M USD LIBOR + 0.82%), 1.03%, due 8/8/2022	1,007,367	(b)
1,070,000	Citigroup, Inc., 3.35%, due 4/24/2025	1,163,101	(h)
1,925,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 0.75%), 0.96%, due 2/23/2023	1,942,928	(b)
700,000	JPMorgan Chase & Co., 2.30%, due 10/15/2025	742,938	(h)
1,065,000	Lloyds Banking Group PLC, 1.33%, due 6/15/2023	1,076,705	(h)
2,310,000	Morgan Stanley, (SOFR + 0.70%), 0.79%, due 1/20/2023	2,317,415	(b)
1,000,000	Wells Fargo & Co., 3.07%, due 1/24/2023	1,028,513
		10,598,693
Biotechnology 0.6%
565,000	Gilead Sciences, Inc., (3M USD LIBOR + 0.52%), 0.77%, due 9/29/2023	566,561	(b)
Chemicals 1.5%
1,080,000	LYB International Finance III LLC, (3M USD LIBOR + 1.00%), 1.24%, due 10/1/2023	1,081,871	(b)
250,000	NOVA Chemicals Corp., 5.25%, due 8/1/2023	251,250	(c)
190,000	Valvoline, Inc., 4.38%, due 8/15/2025	196,226
		1,529,347

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Commercial Services 0.6%
$95,000	Jaguar Holding Co. II/PPD Development L.P., 4.63%, due 6/15/2025	$100,188	(c)
240,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	246,300	(c)(g)
240,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, due 4/15/2024	256,200	(c)
		602,688
Distribution-Wholesale 0.3%
290,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	298,419	(c)
50,000	Performance Food Group, Inc., 6.88%, due 5/1/2025	53,500	(c)
		351,919
Diversified Financial Services 1.7%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
800,000	4.50%, due 9/15/2023	867,321
540,000	6.50%, due 7/15/2025	645,420
240,000	Springleaf Finance Corp., 6.13%, due 3/15/2024	262,200
		1,774,941
Electric 0.2%
280,000	Talen Energy Supply LLC, 10.50%, due 1/15/2026	249,068	(c)
Entertainment 0.5%
260,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	263,250	(c)
230,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	248,400	(c)
		511,650
Food Service 0.2%
	Aramark Services, Inc.
150,000	5.00%, due 4/1/2025	154,500	(c)(g)
80,000	6.38%, due 5/1/2025	85,500	(c)
		240,000
Healthcare-Services 0.3%
255,000	MEDNAX, Inc., 5.25%, due 12/1/2023	258,136	(c)
Home Builders 0.2%
230,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, due 6/15/2024	251,045
Housewares 0.2%
180,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	192,375	(c)
Leisure Time 0.1%
95,000	Carnival Corp., 10.50%, due 2/1/2026	110,675	(c)
Machinery-Construction & Mining 0.2%
240,000	Terex Corp., 5.63%, due 2/1/2025	247,230	(c)
Machinery-Diversified 1.3%
1,385,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.69%, due 4/5/2023	1,385,328	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Media 1.9%
$430,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/2025	$499,596
343,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	350,690	(c)
550,000	Fox Corp., 3.05%, due 4/7/2025	601,618
180,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	192,600
310,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, due 9/15/2026	319,688	(c)
		1,964,192
Miscellaneous Manufacturer 1.1%
1,000,000	General Electric Capital Corp., (3M USD LIBOR + 1.00%), 1.22%, due 3/15/2023	1,005,800	(b)
70,000	Hillenbrand, Inc., 5.75%, due 6/15/2025	75,600
		1,081,400
Oil & Gas 2.2%
260,000	Apache Corp., 4.63%, due 11/15/2025	273,000
1,500,000	BP Capital Markets America, Inc., (3M USD LIBOR + 0.65%), 0.89%, due 9/19/2022	1,502,676	(b)
210,000	Occidental Petroleum Corp., 5.50%, due 12/1/2025	218,948
90,000	PDC Energy, Inc., 5.75%, due 5/15/2026	92,925
150,000	WPX Energy, Inc., 5.25%, due 9/15/2024	163,390
		2,250,939
Pharmaceuticals 2.5%
1,980,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 0.86%, due 11/21/2022	1,992,896	(b)
370,000	Upjohn, Inc., 1.65%, due 6/22/2025	382,355	(c)
140,000	Valeant Pharmaceuticals Int'l, Inc., 5.50%, due 11/1/2025	145,080	(c)
		2,520,331
Pipelines 2.6%
115,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	122,475	(c)
340,000	Buckeye Partners L.P., 4.35%, due 10/15/2024	347,650
250,000	DCP Midstream Operating L.P., 3.88%, due 3/15/2023	257,500
130,000	EQM Midstream Partners L.P., 6.00%, due 7/1/2025	142,350	(c)
604,000	Kinder Morgan, Inc., 5.63%, due 11/15/2023	679,636	(c)
660,000	MPLX L.P., 4.88%, due 6/1/2025	762,194
90,000	Rattler Midstream L.P., 5.63%, due 7/15/2025	95,062	(c)
140,000	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.50%, due 10/1/2025	151,143	(c)
140,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.13%, due 2/1/2025	143,500
		2,701,510
Real Estate 0.3%
	Realogy Group LLC/Realogy Co-Issuer Corp.
220,000	4.88%, due 6/1/2023	224,400	(c)
115,000	7.63%, due 6/15/2025	124,858	(c)
		349,258
Real Estate Investment Trusts 0.5%
240,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	246,000	(c)
115,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, due 6/15/2025	123,165	(c)
150,000	RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, due 4/15/2023	150,375
		519,540

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

PRINCIPAL AMOUNT		VALUE
Retail 0.2%
$190,000	Staples, Inc., 7.50%, due 4/15/2026	$198,411	(c)
Semiconductors 1.0%
750,000	Broadcom, Inc., 3.15%, due 11/15/2025	818,336
225,000	Microchip Technology, Inc., 4.25%, due 9/1/2025	238,019	(c)
		1,056,355
Software 0.7%
145,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, due 1/31/2026	148,625	(c)
540,000	Infor, Inc., 1.45%, due 7/15/2023	548,689	(c)
		697,314
Telecommunications 2.2%
550,000	AT&T, Inc., 1.65%, due 2/1/2028	560,908
450,000	Numericable-SFR SA, 7.38%, due 5/1/2026	473,625	(c)
550,000	T-Mobile USA, Inc., 3.50%, due 4/15/2025	607,739	(c)
550,000	Verizon Communications, Inc., 2.63%, due 8/15/2026	602,351
		2,244,623
	Total Corporate Bonds (Cost $39,935,874)	41,175,716
Asset-Backed Securities 7.3%
116,926	Ally Auto Receivables Trust, Ser. 2018-1, Class A3, 2.35%, due 6/15/2022	117,243
500,000	Benefit Street Partners CLO XIX Ltd., Ser. 2019-19A, Class D, (3M USD LIBOR + 3.80%), 4.04%, due 1/15/2033	501,611	(b)(c)
754,219	Consumer Loan Underlying Bond Club Certificate Issuer Trust I, Ser. 2019-HP1, Class A, 2.59%, due 12/15/2026	762,628	(c)
433,352	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, (1M USD LIBOR + 0.22%), 0.35%, due 9/26/2033	430,110	(b)
235,719	Lending Point Asset Securitization Trust, Ser. 2020-1, Class A, 2.51%, due 2/10/2026	235,927	(c)
500,000	Mariner CLO LLC, Ser. 2015-1A, Class DR2, (3M USD LIBOR + 2.85%), 3.07%, due 4/20/2029	483,868	(b)(c)
415,913	Marlette Funding Trust, Ser. 2020-1A, Class A, 2.24%, due 3/15/2030	418,420	(c)
500,000	Milos CLO Ltd., Ser. 2017-1A, Class DR, (3M USD LIBOR + 2.75%), 2.97%, due 10/20/2030	478,243	(b)(c)
500,000	OHA Loan Funding Ltd., Ser. 2016-1A, Class DR, (3M USD LIBOR + 3.00%), 3.22%, due 1/20/2033	479,870	(b)(c)
500,000	Palmer Square CLO Ltd., Ser. 2015-2A, Class CR2, (3M USD LIBOR + 2.75%), 2.97%, due 7/20/2030	491,859	(b)(c)
571,513	SLM Student Loan Trust, Ser. 2013-2, Class A, (1M USD LIBOR + 0.45%), 0.60%, due 6/25/2043	564,639	(b)
534,719	SoFi Consumer Loan Program Trust, Ser. 2020-1, Class A, 2.02%, due 1/25/2029	540,312	(c)
500,000	Symphony CLO XXII Ltd., Ser. 2020-22A, Class D, (3M USD LIBOR + 3.15%), 3.37%, due 4/18/2033	490,499	(b)(c)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 3.44%, due 4/15/2033	499,995	(b)(c)
500,000	TICP CLO XV Ltd., Ser. 2020-15A, Class D, (3M USD LIBOR + 3.15%), 3.37%, due 4/20/2033	492,624	(b)(c)
500,000	TRESTLES CLO III Ltd., Ser. 2020-3A, Class D, (3M USD LIBOR + 3.25%), 3.47%, due 1/20/2033	490,887	(b)(c)
	Total Asset-Backed Securities (Cost $7,508,066)	7,478,735
Short-Term Investments 6.8%
Commercial Paper 1.1%
1,100,000	Energy Transfer Partners L.P., 0.80%, due 1/12/2021	1,099,843	(i)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

NUMBER OF SHARES		VALUE
Investment Companies 5.7%
5,517,593	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(j)	$5,517,593	(k)
384,325	State Street Navigator Securities Lending Government Money Market Portfolio, 0.10%(j)	384,325	(l)
	Total Short-Term Investments (Cost $7,001,649)	7,001,761
	Total Investments 99.7% (Cost $101,134,446)	102,745,453
	Other Assets Less Liabilities 0.3%	307,823	(m)
	Net Assets 100.0%	$103,053,276

(a)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2020 and changes periodically.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At December 31, 2020, these securities amounted to $26,121,570, which represents 25.3% of net assets of the Fund.

(d)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of December 31, 2020.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  The security or a portion of this security is on loan at December 31, 2020. Total value of all such securities at December 31, 2020 amounted to $377,265 for the Fund (see Note A of the Notes to Financial Statements).

(h)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(i)  Rate shown was the discount rate at the date of purchase.

(j)  Represents 7-day effective yield as of December 31, 2020.

(k)  All or a portion of this security is segregated in connection with obligations for futures with a total value of $5,517,593.

(l)  Represents investment of cash collateral received from securities lending.

(m)  Includes the impact of the Fund's open positions in derivatives at December 31, 2020.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

Derivative Instruments

Futures contracts ("futures")

At December 31, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2021	192	U.S. Treasury Note, 2 Year	$42,427,500	$42,000
Total Long Positions			$42,427,500	$42,000

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2021	20	U.S. Treasury Bond, Ultra10 Year	$(3,127,188)	$9,687
3/2021	118	U.S. Treasury Note, 5 Year	(14,887,359)	(35,031)
3/2021	1	U.S. Treasury Note, 10 Year	(138,078)	(164)
3/2021	1	U.S. Treasury Ultra Bond	(213,563)	(844)
Total Short Positions			$(18,366,188)	$(26,352)
Total Futures				$15,648

At December 31, 2020, the Fund had $160,099 deposited in a segregated account to cover margin requirements on open futures.

For the year ended December 31, 2020, the average notional value for the months where the Fund had futures outstanding was $56,349,966 for long positions and $(13,584,010) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$2,203,374	$—	$2,203,374
Mortgage-Backed Securities(a)	—	44,885,867	—	44,885,867
Corporate Bonds(a)	—	41,175,716	—	41,175,716
Asset-Backed Securities	—	7,478,735	—	7,478,735
Short-Term Investments(a)	—	7,001,761	—	7,001,761
Total Investments	$—	$102,745,453	$—	$102,745,453

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^ (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$51,687	$—	$—	$51,687
Liabilities	(36,039)	—	—	(36,039)
Total	$15,648	$—	$—	$15,648

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
December 31, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$102,745,453
Cash	3,244
Cash collateral segregated for futures contracts (Note A)	160,099
Interest receivable	498,260
Receivable for accumulated variation margin on futures contracts (Note A)	15,648
Receivable for Fund shares sold	184,427
Receivable for securities lending income (Note A)	176
Prepaid expenses and other assets	3,129
Total Assets	103,610,436
Liabilities
Payable to investment manager—net (Note B)	14,840
Payable for Fund shares redeemed	38,145
Payable to administrator—net (Note B)	34,917
Payable to trustees	12,718
Payable for audit fees	50,522
Payable for loaned securities collateral (Note A)	384,325
Other accrued expenses and payables	21,693
Total Liabilities	557,160
Net Assets	$103,053,276
Net Assets consist of:
Paid-in capital	$125,765,597
Total distributable earnings/(losses)	(22,712,321)
Net Assets	$103,053,276
Shares Outstanding ($.001 par value; unlimited shares authorized)	9,645,618
Net Asset Value, offering and redemption price per share
Class I	$10.68
†Securities on loan, at value:
Unaffiliated issuers	$377,265
*Cost of Investments:
(a) Unaffiliated Issuers	$101,134,446

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Fiscal Year Ended December 31, 2020
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$3,186,753
Income from securities loaned—net	4,062
Total income	$3,190,815
Expenses:
Investment management fees (Note B)	187,540
Administration fees (Note B)	409,053
Shareholder servicing agent fees	65
Audit fees	51,022
Custodian and accounting fees	81,641
Insurance	3,751
Legal fees	49,050
Shareholder reports	32,159
Trustees' fees and expenses	51,639
Interest	856
Miscellaneous	9,905
Total expenses	876,681
Net investment income/(loss)	$2,314,134
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(829,770)
Expiration or closing of futures contracts	340,470
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	1,234,141
Futures contracts	39,273
Net gain/(loss) on investments	784,114
Net increase/(decrease) in net assets resulting from operations	$3,098,248

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,314,134	$1,895,155
Net realized gain/(loss) on investments	(489,300)	797,749
Change in net unrealized appreciation/(depreciation) of investments	1,273,414	1,297,661
Net increase/(decrease) in net assets resulting from operations	3,098,248	3,990,565
Distributions to Shareholders From (Note A):
Distributable earnings	(2,399,936)	(2,162,405)
From Fund Share Transactions (Note D):
Proceeds from shares sold	25,404,721	12,077,620
Proceeds from reinvestment of dividends and distributions	2,399,936	2,162,405
Payments for shares redeemed	(32,484,510)	(26,632,481)
Net increase/(decrease) from Fund share transactions	(4,679,853)	(12,392,456)
Net Increase/(Decrease) in Net Assets	(3,981,541)	(10,564,296)
Net Assets:
Beginning of year	107,034,817	117,599,113
End of year	$103,053,276	$107,034,817

See Notes to Financial Statements

Notes to Financial Statements Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers only Class I shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Commercial Paper. Inputs to value commercial paper include quoted prices for similar assets, benchmark yield curves, market corroborated inputs, days to maturity, issue date, coupon rate (where relevant), settlement date convention and Other Market Information.

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2020, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost in value of investments held at December 31, 2020 was $101,375,132. The estimated gross unrealized appreciation was $2,238,526 and estimated gross unrealized depreciation was $868,205 resulting in net unrealized appreciation of $1,370,321 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2020, and December 31, 2019, was as follows:

Distributions Paid From:
Ordinary Income		Total
2020	2019	2020	2019
$2,399,936	$2,162,405	$2,399,936	$2,162,405

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,939,840	$—	$1,370,321	$(27,022,482)	$—	$(22,712,321)

The temporary differences between book basis and tax basis distributable earnings are primarily due to amortization of bond premium and mark-to-market adjustments on futures.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2020, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$23,758,954	$3,263,528

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

The Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

12  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2020, is described below. Please see the Schedule of Investments for the Fund open positions in derivatives, if any, at December 31, 2020. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule will become effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Futures contracts: During the year ended December 31, 2020, the Fund used U.S. Treasury futures to manage the duration of the Fund.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At December 31, 2020, the Fund listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Total
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$51,687	$51,687
Total Value—Assets		$51,687	$51,687

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Total
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(36,039)	$(36,039)
Total Value Liabilities		$(36,039)	$(36,039)

The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2020, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$340,470	$340,470
Total Realized Gain/(Loss)		$340,470	$340,470

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Interest Rate Risk	Total
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$39,273	$39,273
Total Change in Appreciation/(Depreciation)		$39,273	$39,273

13  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of December 31, 2020, the Fund had outstanding loans of securities to certain approved brokers, with a value of $377,265, for which it received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Corporate Bonds	$384,325	$—	$—	$—	$384,325

(a)  Amounts represent the payable for loaned securities collateral received.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's securities lending assets at fair value are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's securities lending assets by counterparty and net of the related collateral received by the Fund for assets as of December 31, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Securities Lending	$377,265	$—	$377,265
Total	$377,265	$—	$377,265

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
SSB	$377,265	$—	$(377,265)	$—
Total	$377,265	$—	$(377,265)	$—

(a)  Collateral received is limited to an amount not to exceed 100% of the net amount of assets in the tables presented above.

(b)  Net Amount represents amounts subject to loss at December 31, 2020, in the event of a counterparty failure.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.17% of the first $2 billion of the Fund's average daily net assets and 0.15% of average daily net assets in excess of $2 billion (prior to February 28, 2020, 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion). Accordingly, for the year ended December 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.18% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

NBIA has contractually agreed to waive fees and/or reimburse the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2020, there was no repayment to NBIA under these agreements.

At December 31, 2020, the Fund had no contingent liabilities to NBIA under the agreements.

				Expenses Reimbursed in Year Ended December 31,
				2018	2019	2020
				Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023
Class I	0.95	%(b)	12/31/23	$—	$—	$—

(a)  Expense limitation per annum of the Fund's average daily net assets.

(b)  Prior to February 28, 2020, the contractual expense limitation was 1.00%.

Neuberger Berman BD LLC is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

Note C—Securities Transactions:

During the year ended December 31, 2020, there were purchase and sale transactions of long-term securities (excluding futures) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$31,984,225	$122,574,075	$18,793,582	$143,475,544

During the year ended December 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2020, and December 31, 2019, was as follows:

	For the Year Ended December 31, 2020				For the Year Ended December 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,426,694	227,914	(3,137,858)	(483,250)	1,144,266	205,552	(2,524,513)	(1,174,695)

Note E—Line of Credit:

At December 31, 2020, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2020. During the year ended December 31, 2020, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In March 2020, FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$10.57	$10.40	$10.46	$10.52		$10.52
Income From Investment Operations:
Net Investment Income/(Loss)@	0.24	0.18	0.14	0.11		0.07
Net Gains or Losses on Securities (both realized and unrealized)	0.12	0.20	(0.03)	(0.02)		0.06
Total From Investment Operations	0.36	0.38	0.11	0.09		0.13
Less Distributions From:
Net Investment Income	(0.25)	(0.21)	(0.17)	(0.15)		(0.13)
Net Asset Value, End of Year	$10.68	$10.57	$10.40	$10.46		$10.52
Total Return†	3.46%	3.69%^	1.02%^	0.89	%‡^	1.22%^
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$103.1	$107.0	$117.6	$131.6		$143.0
Ratio of Gross Expenses to Average Net Assets#	0.86%	0.88%	0.87%	0.85%		0.88%
Ratio of Net Expenses to Average Net Assets	0.86%	0.88%	0.87%	0.75	%ß	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.26%	1.69%	1.34%	1.03	%ß	0.68%
Portfolio Turnover Rate	162%	91%	60%	87%		79%

See Notes to Financial Highlights

Notes to Financial Highlights Short Duration Bond Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds received in 2019 and 2017 had no impact on the Fund's total return for the years ended December 31, 2019 and 2017, respectively. Had the Fund not received class action proceeds in 2018 and 2016, total return based on per share NAV for the years ended December 31, 2018 and December 31, 2016, would have been:

	Year Ended December 31,
	2018	2016
Class I	0.92%	0.64%

‡  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017. These amounts had no impact on the Fund's total return for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if the Fund had not received refunds, plus interest, from State Street noted in ‡ above for custodian out-of-pocket expenses previously paid during the year ended December 31, 2017. Management did not reimburse or waive fees during the fiscal periods shown.

ß  The custodian expenses refund noted in ‡ above is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.85%	0.92%

Report of Independent Registered Public Accounting Firm

To the Shareholders of Short Duration Bond Portfolio and Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Bond Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 12, 2021

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Short Duration Bond Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as changes in fixed-income market liquidity and, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Expense Group and Performance Universe were composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods and higher for the 10-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, and 5-year periods and the second quintile for the 10-year period. In addition, the Board met with a member of the portfolio management team in September 2020 to discuss the Fund's performance.

Noting that the Fund underperformed over certain periods, the Board considered Management's representations regarding the factors impacting the Fund's performance and discussed with Management the Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's relative underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the fifth quintile. The Board also took into account that in 2020 Management reduced the Fund's expense limitation, added a new Portfolio Manager, and made changes to the Fund's investment strategy.

In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period even before consideration of distribution expenses and taxes.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman
Advisers Management Trust

Sustainable Equity Portfolio

I Class Shares

S Class Shares

Annual Report

December 31, 2020

B1017 02/21

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or financial intermediary electronically by following the instructions provided by the insurance company or financial intermediary. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

Sustainable Equity Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Class I generated a total return of 19.56% for the 12-month period ended December 31, 2020 (the reporting period), outpacing the 18.40% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Index recovered from its sharp decline earlier in the year, emerging relatively unscathed by the domestic election uncertainty and the unabated fall-winter virus surge and posting a double-digit gain. It was driven largely by the Information Technology sector; a clear beneficiary of the pandemic's stay-at-home and social distancing trends.

Positive vaccine news and a favorable election outcome—within a backdrop of continued supportive monetary policy—bolstered the market, accelerating investor appetite for growth in a market in which price appreciation had been outpacing earnings growth. While growth stocks outperformed value over the reporting period, relative valuations across industries offered attractive risk-reward opportunities.

Shifting to the economy, the back half of 2020 saw a strong rebound in U.S. GDP growth, driven by fulfillment of pent-up consumer demand and reopening of COVID-19 impacted sectors of the economy. Unemployment numbers came down and early signs of recovery in business and consumer confidence pointed to a gradual recovery, but all remain lower than pre-pandemic levels. U.S. consumers who maintained full employment through the year are in good shape, with balance sheets de-levered and savings up, compared to pre-pandemic levels.

The Fund outperformed the Index thanks to both stock selection and sector allocation. Industrials and Financials were the top contributing sectors from a relative perspective. Our top contributor, Vestas Wind Systems, a leading wind solutions firm, benefitted from strong order growth as well as the incoming Biden administration's emphasis on clean energy. Microsoft and mobile computer and productivity optimization firm, Zebra Technologies, both benefited from strong execution and pandemic driven acceleration of digitization trends.

Consumer Discretionary underperformed the most versus the Index, with multi-national food service provider, Compass Group, a top detractor, directly impacted by the pandemic driven shutdowns. Noble Energy and Ryanair, two other names impacted by demand declines in their respective sectors, detracted from portfolio returns, and both were sold at the onset of the pandemic.

Additional sales during the reporting period included American Express, Gildan Activewear, Kroger, EQT, Weyerhaeuser and Novozymes. Additions included Accenture, Starbucks, Colgate-Palmolive, EverSource Energy, Otis, Discovery, Booking Holdings, ANSYS, Regeneron Pharmaceuticals and Fiserv.

Looking ahead, we anticipate a continued economic rebound in 2021, notwithstanding unforeseen risks. The vaccine rollout should aid consumer and business confidence; and additional fiscal stimulus would support employment, incomes and consumer spending.

During the pandemic, the U.S. Federal Reserve Board (Fed) cut rates and backstopped commercial credit. We anticipate the Fed to be supportive of growth in the near term.

Overall, a loose monetary policy and fiscal stimulus, plus any improvement in trade relations driven by the Biden administration, should be supportive of capital markets. However, where appreciation was largely driven by valuation expansion in prior years, future returns will have to come from earnings growth.

We view the ability to provide solutions to key sustainability challenges, such as: access to innovative care, greening of the economy, grid decarbonization, green transportation, digital transformation, and enhanced efficiency and automation, as attractive underlying drivers of secular business growth.

We continue to focus on companies' growth prospects, ESG leadership, high return on invested capital, and balance sheet strength as we position the portfolio toward what we believe to be the best-in-class businesses we anticipate to be beneficiaries within the current disruption and during a rebound, while being mindful of valuations and potential inflation.

1

We look forward to continuing to serve your investment needs.

Sincerely,

INGRID S. DYOTT AND SAJJAD S. LADIWALA
CO-PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

To read more on how we integrate sustainability issues into our investment process, please visit www.nb.com/sustainableequity.

2

Sustainable Equity Portfolio (Unaudited)

SECTOR ALLOCATION

(as a % of Total Investments*)
Communication Services	10.0%
Consumer Discretionary	10.3
Consumer Staples	4.3
Financials	10.5
Health Care	16.5
Industrials	15.8
Information Technology	27.2
Materials	1.9
Utilities	2.4
Short-Term Investments	1.1
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 12/31/2020
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Class I	02/18/1999	19.56%	13.05%	11.62%	8.06%
Class S2	05/01/2006	19.28%	12.78%	11.40%	7.94%
Index
S&P 500® Index[1,3]		18.40%	15.22%	13.88%	7.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.93% and 1.18% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.18% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2020 can be found in the Financial Highlights section of this report.

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund's share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

3

Endnotes

1  The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of Class I shares, the Fund's oldest share class.

2  Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2021 Neuberger Berman BD LLC, distributor. All rights reserved.
4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SUSTAINABLE EQUITY PORTFOLIO

Actual	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During the Period 7/1/20 – 12/31/20		Expense Ratio
Class I	$1,000.00	$1,275.80	$5.21	(a)	0.91%
Class S	$1,000.00	$1,274.00	$6.69	(a)	1.17%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.56	$4.62	(b)	0.91%
Class S	$1,000.00	$1,019.25	$5.94	(b)	1.17%

(a)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

5

Schedule of Investments Sustainable Equity Portfolio^ December 31, 2020

NUMBER OF SHARES		VALUE
Common Stocks 98.9%
Auto Components 3.0%
157,534	Aptiv PLC	$20,525,105
Banks 5.2%
174,436	JPMorgan Chase & Co.	22,165,582
269,618	U.S. Bancorp	12,561,503
		34,727,085
Biotechnology 1.0%
13,385	Regeneron Pharmaceuticals, Inc.	6,466,427	*
Capital Markets 2.9%
171,243	Intercontinental Exchange, Inc.	19,742,605
Communications Equipment 2.1%
47,584	Arista Networks, Inc.	13,826,483	*
Electric Utilities 0.8%
64,552	Eversource Energy	5,584,394
Electrical Equipment 4.2%
119,897	Vestas Wind Systems A/S	28,323,186
Electronic Equipment, Instruments & Components 3.3%
57,909	Zebra Technologies Corp. Class A	22,256,166	*
Health Care Equipment & Supplies 7.5%
82,867	Becton, Dickinson & Co.	20,734,981
67,389	Danaher Corp.	14,969,792
127,542	Medtronic PLC	14,940,270
		50,645,043
Health Care Providers & Services 5.0%
137,138	AmerisourceBergen Corp.	13,406,611
98,457	Cigna Corp.	20,496,778
		33,903,389
Hotels, Restaurants & Leisure 3.8%
776,178	Compass Group PLC	14,476,772
102,105	Starbucks Corp.	10,923,193
		25,399,965
Household Products 1.3%
103,007	Colgate-Palmolive Co.	8,808,129
NUMBER OF SHARES		VALUE
Insurance 2.4%
164,388	Progressive Corp.	$16,254,685
Interactive Media & Services 3.8%
14,754	Alphabet, Inc. Class A	25,858,451	*
Internet & Direct Marketing Retail 1.1%
3,438	Booking Holdings, Inc.	7,657,354	*
IT Services 9.3%
40,153	Accenture PLC Class A	10,488,365
265,198	Cognizant Technology Solutions Corp. Class A	21,732,976
78,462	Fiserv, Inc.	8,933,683	*
59,323	MasterCard, Inc. Class A	21,174,752
		62,329,776
Machinery 3.8%
102,185	Otis Worldwide Corp.	6,902,597
103,387	Stanley Black & Decker, Inc.	18,460,782
		25,363,379
Materials 1.9%
16,929	Sherwin-Williams Co.	12,441,291
Media 6.2%
480,366	Comcast Corp. Class A	25,171,179
549,014	Discovery, Inc. Class A	16,519,831	*
		41,691,010
Multi-Utilities 1.6%
905,837	National Grid PLC	10,704,666
Personal Products 3.0%
333,263	Unilever PLC ADR	20,115,755
Pharmaceuticals 3.0%
58,620	Roche Holding AG	20,417,256
Road & Rail 2.1%
154,116	CSX Corp.	13,986,027
Semiconductors & Semiconductor Equipment 4.5%
184,033	Texas Instruments, Inc.	30,205,336

See Notes to Financial Statements

6

Schedule of Investments Sustainable Equity Portfolio^ (cont'd)

NUMBER OF SHARES		VALUE
Software 8.1%
18,284	ANSYS, Inc.	$6,651,719	*
35,906	Intuit, Inc.	13,638,894
155,389	Microsoft Corp.	34,561,622
		54,852,235
Specialty Retail 2.3%
100,368	Advance Auto Parts, Inc.	15,808,964
Trading Companies & Distributors 5.7%
95,040	United Rentals, Inc.	22,040,726	*
40,789	W.W. Grainger, Inc.	16,655,781
		38,696,507
	Total Common Stocks (Cost $400,595,450)	666,590,669
Short-Term Investments 1.1%
PRINCIPAL AMOUNT
Certificates of Deposit 0.0%(a)
$100,000	Self Help Credit Union, 0.25%, due 01/29/2021	100,000
100,000	Self Help Federal Credit Union, 0.25%, due 03/13/2021	100,000
		200,000
NUMBER OF SHARES		VALUE
Investment Companies 1.1%
7,254,660	State Street Institutional Treasury Money Market Fund Premier Class, 0.01%(b)	$7,254,660
	Total Short-Term Investments (Cost $7,454,660)	7,454,660
	Total Investments 100.0% (Cost $408,050,110)	674,045,329
	Liabilities Less Other Assets (0.0)%(a)	(110,158)
	Net Assets 100.0%	$673,935,171

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Represents 7-day effective yield as of December 31, 2020.

See Notes to Financial Statements

7

Schedule of Investments Sustainable Equity Portfolio^ (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$572,553,034	85.0%
United Kingdom	45,297,193	6.7%
Denmark	28,323,186	4.2%
Switzerland	20,417,256	3.0%
Short-Term Investments and Other Liabilities-Net	7,344,502	1.1%
	$673,935,171	100.0%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Electrical Equipment	$—	$28,323,186	$—	$28,323,186
Hotels, Restaurants & Leisure	10,923,193	14,476,772	—	25,399,965
Multi-Utilities	—	10,704,666	—	10,704,666
Pharmaceuticals	—	20,417,256	—	20,417,256
Other Common Stocks(a)	581,745,596	—	—	581,745,596
Total Common Stocks	592,668,789	73,921,880	—	666,590,669
Short-Term Investments	—	7,454,660	—	7,454,660
Total Investments	$592,668,789	$81,376,540	$—	$674,045,329

(a)  The Schedule of Investments provides information on the industry categorization as well as a Positions by Country summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

8

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
December 31, 2020
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$674,045,329
Foreign currency(b)	11
Dividends and interest receivable	809,259
Receivable for Fund shares sold	25,418
Prepaid expenses and other assets	20,652
Total Assets	674,900,669
Liabilities
Payable to investment manager—net (Note B)	295,613
Payable for Fund shares redeemed	385,253
Payable to administrator—net (Note B)	199,334
Payable to trustees	12,717
Other accrued expenses and payables	72,581
Total Liabilities	965,498
Net Assets	$673,935,171
Net Assets consist of:
Paid-in capital	$391,516,226
Total distributable earnings/(losses)	282,418,945
Net Assets	$673,935,171
Net Assets
Class I	$543,974,893
Class S	129,960,278
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	17,722,739
Class S	4,221,739
Net Asset Value, offering and redemption price per share
Class I	$30.69
Class S	30.78
*Cost of Investments:
(a) Unaffiliated Issuers	$408,050,110
(b) Total cost of foreign currency	$11

See Notes to Financial Statements

9

Statement of Operations

Neuberger Berman Advisers Management Trust

SUSTAINABLE EQUITY PORTFOLIO
For the Fiscal Year Ended December 31, 2020
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$8,228,858
Interest and other income—unaffiliated issuers	39,604
Foreign taxes withheld	(214,619)
Total income	$8,053,843
Expenses:
Investment management fees (Note B)	3,075,608
Administration fees (Note B):
Class I	1,396,457
Class S	336,896
Distribution fees (Note B):
Class S	280,747
Shareholder servicing agent fees:
Class I	149
Class S	60
Audit fees	40,442
Custodian and accounting fees	91,218
Insurance	18,993
Legal fees	136,429
Repayment to Management of expenses previously assumed by Management (Note B)	9,196
Shareholder reports	104,828
Trustees' fees and expenses	51,946
Interest	169
Miscellaneous	37,922
Total expenses	5,581,060
Net investment income/(loss)	$2,472,783
Realized and Unrealized Gain/(Loss) on Investments (Note A)
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	14,829,372
Settlement of foreign currency transactions	52,442
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	92,854,733
Foreign currency translations	33,116
Net gain/(loss) on investments	107,769,663
Net increase/(decrease) in net assets resulting from operations	$110,242,446

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SUSTAINABLE EQUITY PORTFOLIO
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,472,783	$3,291,759
Net realized gain/(loss) on investments	14,881,814	23,854,153
Change in net unrealized appreciation/(depreciation) of investments	92,887,849	86,950,452
Net increase/(decrease) in net assets resulting from operations	110,242,446	114,096,364
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(22,511,583)	(27,383,729)
Class S	(5,103,478)	(6,650,912)
Total distributions to shareholders	(27,615,061)	(34,034,641)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	14,924,396	50,062,884
Class S	4,216,713	48,642,200
Proceeds from reinvestment of dividends and distributions:
Class I	22,511,583	27,383,729
Class S	5,103,477	6,650,912
Proceeds from shares issued in connection with tax-free reorganizations (Note F):
Class I	—	51,104,256
Class S	—	125,163
Payments for shares redeemed:
Class I	(51,895,208)	(42,305,183)
Class S	(16,365,759)	(17,528,030)
Net increase/(decrease) from Fund share transactions	(21,504,798)	124,135,931
Net Increase/(Decrease) in Net Assets	61,122,587	204,197,654
Net Assets:
Beginning of year	612,812,584	408,614,930
End of year	$673,935,171	$612,812,584

See Notes to Financial Statements

11

Notes to Financial Statements Sustainable Equity Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund offers Class I and Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that

12

dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing & Reference Data LLC ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon

13

as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2020, was $11,290.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2020, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost in value of investments held at December 31, 2020 was $408,585,979. The estimated gross unrealized appreciation was $267,322,776 and estimated gross unrealized depreciation was $1,863,426 resulting in net unrealized appreciation of $265,459,350 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2020, and December 31, 2019, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$3,286,053	$2,241,408	$24,329,008	$31,793,233	$27,615,061	$34,034,641

14

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$2,523,788	$14,395,619	$265,499,538	$—	$—	$282,418,945

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to real estate investment trusts ("REITs").

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended December 31, 2020, the character of distributions, if any, paid to shareholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15

10  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

11  Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

During the year ended December 31, 2020, the Fund did not participate in securities lending.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

16

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse the Fund's Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2020, the Fund's Class S shares repaid NBIA $9,196, under its contractual expense limitation.

At December 31, 2020, the Fund's contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in Year Ended December 31,
			2018	2019	2020
			Subject to Repayment Until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2021	2022	2023
Class I	1.30%	12/31/23	$—	$—	$—
Class S	1.17%	12/31/23	20,826	1,611	—

(a)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund's Class I shares.

The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets.

17

The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2020, there were purchase and sale transactions of long-term securities of $125,312,200 and $169,877,360, respectively.

During the year ended December 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2020, and December 31, 2019, was as follows:

	For the Year Ended December 31, 2020				For the Year Ended December 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Tax-Free Reorganization (see Note F)	Shares Redeemed	Total
Class I	599,225	818,008	(1,968,226)	(550,993)	1,935,571	1,095,787	1,956,524	(1,650,810)	3,337,072
Class S	159,875	184,775	(626,951)	(282,301)	1,862,001	265,188	4,775	(680,000)	1,451,964

Note E—Line of Credit:

At December 31, 2020, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2020. During the year ended December 31, 2020, the Fund did not utilize the Credit Facility.

Note F—Reorganizations:

At a meeting held on December 13, 2018, the Board of the Trust approved two separate tax-free reorganizations of Neuberger Berman Advisers Management Trust Guardian Portfolio ("Guardian Portfolio") and Neuberger Berman Advisers Management Trust Large Cap Value Portfolio ("Large Cap Value Portfolio") (each, a "Merging

18

Portfolio") into the Fund (the "Surviving Portfolio," and together with the Merging Portfolios, the "Reorganization Portfolios"). All Reorganization Portfolios are series of the Trust. After the close of business on April 30, 2019, the Surviving Portfolio acquired all of the net assets of the Merging Portfolios in a tax-free exchange of shares pursuant to the Plan of Reorganization and Dissolution approved by the Board. Accordingly, shareholders of each Merging Portfolio became shareholders of the Surviving Portfolio.

Guardian Portfolio	Shares Prior to Reorganization	Shares Issued by the Surviving Portfolio	Net Assets Prior to Reorganization
Class I	743,986	308,792	$8,065,623
Class S	11,758	4,775	125,163
Large Cap Value Portfolio	Shares Prior to Reorganization	Shares Issued by the Surviving Portfolio	Net Assets Prior to Reorganization
Class I	3,418,695	1,647,732	$43,038,633

The appreciation of Guardian Portfolio and Large Cap Value Portfolio were $2,282,095 and $389,841, respectively, as of the date of the reorganization. The combined net assets of the Surviving Portfolio immediately after the reorganization were $594,631,684. For financial reporting purposes, assets received and shares issued by the Surviving Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merging Portfolios were carried forward to align ongoing reporting of the Surviving Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

19

Financial Highlights

Sustainable Equity Portfolio

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Year Ended December 31,
	2020	2019		2018	2017		2016
Net Asset Value, Beginning of Year	$26.89	$22.70		$25.61	$22.57		$21.46
Income From Investment Operations:
Net Investment Income/(Loss)@	0.13	0.17		0.14	0.12		0.13
Net Gains or Losses on Securities (both realized and unrealized)	4.98	5.59		(1.48)	3.99		1.94
Total From Investment Operations	5.11	5.76		(1.34)	4.11		2.07
Less Distributions From:
Net Investment Income	(0.17)	(0.11)		(0.13)	(0.13)		(0.16)
Net Realized Capital Gains	(1.14)	(1.46)		(1.44)	(0.94)		(0.80)
Total Distributions	(1.31)	(1.57)		(1.57)	(1.07)		(0.96)
Net Asset Value, End of Year	$30.69	$26.89		$22.70	$25.61		$22.57
Total Return†	19.56%^	25.88	%^	(5.73)%^	18.43	%^‡	9.86%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$544.0	$491.3		$339.0	$379.6		$329.1
Ratio of Gross Expenses to Average Net Assets#	0.92%	0.93%		0.95%	0.94%		1.00%
Ratio of Net Expenses to Average Net Assets	0.92%	0.93%		0.95%	0.93	%ß	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.48%	0.67%		0.53%	0.50	%ß	0.59%
Portfolio Turnover Rate	22%	21	%ñ	13%	18%		31%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Year Ended December 31,
	2020	2019		2018	2017		2016
Net Asset Value, Beginning of Year	$26.97	$22.79		$25.69	$22.66		$21.54
Income From Investment Operations:
Net Investment Income/(Loss)@	0.06	0.10		0.08	0.06		0.09
Net Gains or Losses on Securities (both realized and unrealized)	5.00	5.61		(1.48)	3.99		1.94
Total From Investment Operations	5.06	5.71		(1.40)	4.05		2.03
Less Distributions From:
Net Investment Income	(0.11)	(0.07)		(0.06)	(0.08)		(0.11)
Net Realized Capital Gains	(1.14)	(1.46)		(1.44)	(0.94)		(0.80)
Total Distributions	(1.25)	(1.53)		(1.50)	(1.02)		(0.91)
Net Asset Value, End of Year	$30.78	$26.97		$22.79	$25.69		$22.66
Total Return†	19.28%^	25.58	%^	(5.94)%^	18.11	%^‡	9.64%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$130.0	$121.5		$69.6	$85.7		$78.2
Ratio of Gross Expenses to Average Net Assets#	1.17%	1.18%		1.20%	1.19%		1.25%
Ratio of Net Expenses to Average Net Assets	1.17%§	1.17%		1.17%	1.17	%ß	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.22%	0.39%		0.31%	0.25	%ß	0.42%
Portfolio Turnover Rate	22%	21	%ñ	13%	18%		31%

See Notes to Financial Highlights

21

Notes to Financial Highlights Sustainable Equity Portfolio

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

^  The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the year ended December 31, 2020. The class action proceeds received in 2019, 2018 and 2017 had no impact on the Fund's total returns for the years ended December 31, 2019, 2018 and 2017, respectively.

‡  In May 2016, the Fund's custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to the Fund certain expenses, plus interest, determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended December 31, 2017. These amounts had no impact on the Fund's total returns for the year ended December 31, 2017.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if the Fund had not received refunds, plus interest, from State Street noted in ‡ above for custodian out-of-pocket expenses previously paid during the year ended December 31, 2017. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

Year Ended December 31, 2020
Class S	1.17%

ß  The custodian expenses refund noted in ‡ above is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratio of net expenses to average net assets and the annualized ratio of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Year Ended December 31, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Year Ended December 31, 2017
Class I	0.94%	0.48%
Class S	1.17%	0.25%

22

Notes to Financial Highlights Sustainable Equity Portfolio (cont'd)

ñ  After the close of business on April 30, 2019, the Fund acquired all of the net assets of Neuberger Berman Advisers Management Trust Guardian Portfolio ("Guardian") and Neuberger Berman Advisers Management Trust Large Cap Value Portfolio ("Large Cap Value") in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $114,219,008 of securities acquired pursuant to the reorganization, and there were no sales made following a purchase-of-assets transaction relative to the reorganization.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Sustainable Equity Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sustainable Equity Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 12, 2021

24

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

32

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

33

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

34

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Sustainable Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its

36

approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In

37

addition, the Board considered actions taken by Management in response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Expense Group and Performance Universe were composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund's Class I as a proxy for both of the Fund's classes.

The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1- and 5-year periods and the third quintile for the 3- and 10-year periods.

Noting that the Fund underperformed over certain periods, the Board considered Management's representations regarding the factors impacting the Fund's performance and discussed with Management the Fund's performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's relative underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management

38

covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund's Class I as a proxy for both of the Fund's classes.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee, the actual management fee, and total expenses each ranked in the fifth quintile.

In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated profit was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management's reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees

39

charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders

100.00% of the dividends earned during the fiscal year ended December 31, 2020 qualify for the dividends received deduction for corporate shareholders.

The Fund designates $24,329,008 as a capital gain distribution.

40

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

S Class Shares

Annual Report

December 31, 2020

S0324 02/21

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may no longer receive paper copies of the Fund's annual and semi-annual shareholder reports by mail from the insurance company that issued your variable annuity and variable life insurance contract or from the financial intermediary that administers your qualified pension or retirement plan, unless you specifically request paper copies of the reports from your insurance company or financial intermediary. Instead, the reports will be made available on the Fund's website www.nb.com/AMTliterature, and may also be available on a website from the insurance company or financial intermediary that offers your contract or administers your retirement plan, and such insurance company or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or financial intermediary electronically by following the instructions provided by the insurance company or financial intermediary. If offered by your insurance company or financial intermediary, you may elect to receive all future reports in paper and free of charge from the insurance company or financial intermediary. You can contact your insurance company or financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract or retirement plan.

U.S. Equity Index PutWrite Strategy Portfolio Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio Class S generated a total return of 8.26% for the 12-month period ended December 31, 2020 (the reporting period), outperforming its blended benchmark, a blend consisting of 42.5% CBOE S&P 500 One-Week PutWrite Index / 42.5% CBOE S&P 500 PutWrite Index / 7.5% CBOE Russell 2000 One-Week PutWrite Index / 7.5% CBOE Russell 2000 PutWrite Index (collectively, the Index), which posted a –3.97% total return for the same time period.

2020 was simply one of the most physically, socially, politically and financially destructive years in a generation. A year from which the collective us will most likely take a long time to recover. Remarkably, equity markets shrugged off the negative prospects and were buoyed by hope for prolonged monetary and fiscal stimulus well into 2021. Given equity markets supposedly look to the future when setting valuations, one must assume, at some point in time, they will be forced to ponder a future without unlimited stimulus. However, until that day arrives, the equity market pendulum that's said to swing between greed and fear will remain tilted towards greed. Social unrest, political changes in the U.S. and a global pandemic that crippled all aspects of the global economy are not your run-of-the-mill financial challenges and they most definitely don't usually happen all in the same year. Yet, equity investors ultimately dragged markets from the depths of a first quarter drawdown to record levels by year-end. It was a truly astonishing nine month rebound. For all of 2020, the S&P 500® Index posted a notable 18.40% total return. Moreover, the CBOE S&P 500 PutWrite (PUT) gained 2.13% while the CBOE Russell 2000 PutWrite (PUTR) declined –0.63% during the reporting period.

2020 brought record levels of both implied volatility and realized volatility. After the severity of the first quarter market drawdown, implied volatility levels rapidly adjusted higher. Overall, implied volatility levels continued to oscillate around elevated levels and are anticipated to remain above long-term averages well into 2021. On the year, the CBOE S&P 500 Volatility Index (VIX) was up 9.0 points with an average 30-day implied volatility premium of 0.8. In concert, the CBOE Russell 2000 Volatility Index (RVX) was up 14.5 points with an average 30-day implied volatility premium of –0.9.

Over the reporting period, the S&P 500 PutWrite sleeve was the strongest contributor to the Fund's performance as it outperformed the PUT and demonstrated its ability to offset losses posted by the CBOE S&P 500 One-Week PutWrite (WPUT). Over the reporting period, the Russell 2000 PutWrite sleeve managed to outperform the PUTR and avoided the losses posted by the CBOE Russell 2000 One-Week PutWrite (WPTR). Over the reporting period, the Fund's collateral was also a positive contributor to performance and ended the period ahead of T-Bills (as measured by the ICE BofA 3-Month U.S. Treasury Bill Index), while 1-Month U.S. T-Bill rates decreased –140 basis points (bps) and 2-Year U.S. Treasury Notes rates fell by –145 bps.

For the reporting period, there were no detractors to overall Fund relative performance and average option notional exposure remained consistent with our strategic targets of 85% S&P 500® Index and 15% Russell 2000® Index.

As we look forward to 2021 and beyond, we want to emphasize our view that option market (implied volatility) premiums are different than more traditional factor premiums that are believed to be cyclical. In the case of option markets, we believe using the term 'cycle' is inaccurate. Describing volatility markets as cyclical implies similarity or inheritance of properties from one cycle (phase) to the next, i.e. a degree of predictability. To the contrary, we believe option markets evolve from one regime to another based on a constantly evolving risk landscape.

There is no better analogy than the regime change in the U.S. that was formalized on January 20, 2021. To say the U.S. is entering a new political cycle misses the mark. We believe U.S. politics are on the verge of regime change and a political recalibration that is seeking to find a new equilibrium. To simply say we are shifting from a Republican phase of the political cycle to a Democratic phase of the political cycle is, in our view, grossly incomplete.

We believe this subtle market structure difference ensures that implied volatility premiums will persist and avoid the prolonged periods of erosion experienced by traditional risk premiums, e.g. value, size, growth, momentum, etc.

1

Sincerely,

DEREK DEVENS AND RORY EWING
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

PORTFOLIO BY TYPE OF INVESTMENT

(as a % of Total Net Assets)
Rights	0.0%
U.S. Government Agency Securities	69.1
U.S. Treasury Obligations	16.9
Put Options Written	(1.3)
Short-Term Investments	14.6
Other Assets Less Liabilities	0.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1

		Average Annual Total Return Ended 12/31/2020
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Class S*	05/01/2014	8.26%	4.28%	2.39%
Index
42.5% CBOE S&P 500 One-Week PutWrite Index/42.5% CBOE S&P 500 PutWrite Index/7.5% CBOE Russell 2000 One-Week PutWrite Index/7.5% CBOE Russell 2000 PutWrite Index[2,3]		–3.97%	2.96%	2.95%
85% S&P 500 Index/15% Russell 2000 Index[2,3]		18.81%	14.99%	12.79%

*  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Management had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2019 was 1.73% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.06% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2020 can be found in the Financial Highlights section of this report.

3

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

4

Endnotes

1  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio manager(s). Prior to that date, the Fund had a higher management fee, different expenses, a different goal and principal investment strategies, which included a multi-manager strategy, and different risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

3  The 42.5% CBOE S&P 500 One-Week PutWrite Index/42.5% CBOE S&P 500 PutWrite Index/7.5% CBOE Russell 2000 One-Week PutWrite Index/7.5% CBOE Russell 2000 PutWrite Index is a blended index composed of 42.5% CBOE S&P 500 One-Week PutWrite Index/42.5% CBOE S&P 500 PutWrite Index/7.5% CBOE Russell 2000 One-Week PutWrite Index/7.5% CBOE Russell 2000 PutWrite Index, and is rebalanced monthly. The CBOE S&P 500® One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one month Treasury bills. The index rolls on a weekly basis, typically every Friday. The CBOE S&P 500 PutWrite Index (PUT) is designed to represent a proposed hypothetical short put strategy. PUT is an award-winning benchmark index that measures the performance of a hypothetical portfolio that sells SPX put options against collateralized cash reserves held in a money market account. The PUT strategy is designed to sell a sequence of one-month, ATM SPX puts and invest cash at one- and three-month Treasury Bill rates. The CBOE Russell 2000® One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an ATM Russell 2000 Index put option on a weekly basis. The maturity of the written Russell 2000 put option is one week to expiry. The written Russell 2000 put option is collateralized by a money market account invested in one-month Treasury bills. The index rolls on a weekly basis, typically every Friday. The CBOE Russell 2000 PutWrite Index is designed to represent a proposed hypothetical short put strategy that sells a monthly ATM Russell 2000 Index put option. The written Russell 2000 put option is collateralized by a money market account invested in one-month Treasury bills. The 85% S&P 500® Index / 15% Russell 2000® Index is a blended index composed of 85% S&P 500 Index and 15% Russell 2000 Index, and is rebalanced monthly. The S&P 500 Index is a float-adjusted market capitalization weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portfolio of the total value of the market. The Russell 2000 Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

5

Endnotes (cont'd)

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2021 Neuberger Berman BD LLC, distributor. All rights reserved.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, Compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO

Actual	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During the Period 7/1/2020 – 12/31/2020
Class S	$1,000.00	$1,143.70	$5.66	(a)
Hypothetical (5% annual return before expenses)
Class S	$1,000.00	$1,019.86	$5.33	(b)

(a)  Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/366 (to reflect the one-half year period shown).

7

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ December 31, 2020

PRINCIPAL AMOUNT		VALUE
U.S. Government Agency Securities 69.1%
	Federal Agricultural Mortgage Corp.,
$2,800,000	1.59%, 1/10/2024	$2,913,101
1,200,000	2.62%, 2/26/2024(a)	1,288,512
	FFCB,
500,000	2.23%, 4/5/2021	502,770
1,000,000	1.90%, 6/24/2021	1,008,640
1,000,000	1.60%, 1/21/2022	1,015,299
	FHLB,
4,500,000	2.38%, 9/10/2021(a)	4,568,423
	FHLMC,
5,000,000	2.38%, 2/16/2021	5,013,390
2,000,000	1.13%, 8/12/2021	2,012,278
	FNMA,
6,500,000	2.75%, 6/22/2021(a)	6,580,595
	Total U.S. Government Agency Securities (Cost $24,721,553)	24,903,008
U.S. Treasury Obligations 16.9%
	U.S. Treasury Notes,
2,500,000	2.38%, 3/15/2021	2,510,846
2,000,000	2.75%, 9/15/2021	2,036,875
1,500,000	2.38%, 3/15/2022	1,540,371
	Total U.S. Treasury Obligations (Cost $6,080,727)	6,088,092
NO. OF RIGHTS
Rights 0.0%(b)
Biotechnology 0.0%(b)
225	Tobira Therapeutics,	13
	Inc., CVR*(c)(d)
NO. OF RIGHTS		VALUE
Media 0.0%
2,550	Media General, Inc., CVR*(c)(d)	$—
	Total Rights (Cost $7,171)	13
SHARES
Short-Term Investments 14.6%
Investment Companies 14.6%
5,252,831	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)	5,252,831
468	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 0.01%(e)(f)	468
	Total Investment Companies (Cost $5,253,299)	5,253,299
	Total Investments 100.6% (Cost $36,062,750)	36,244,412
	Liabilities Less Other Assets (0.6%)(g)	(199,268)
	Net Assets 100.0%	$36,045,144

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for options written.

(b)  Represents less than 0.05% of net assets of the Fund.

(c)  Security fair valued as of December 31, 2020, in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2020, amounted to $13, which represents 0.0% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  Represents 7-day effective yield as of December 31, 2020.

(f)  All or a portion of this security is segregated in connection with obligations for options written with a total value of $468.

(g)  Includes the impact of the Fund's open positions in derivatives at December 31, 2020.

See Notes to Financial Statements

8

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (cont'd)

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

Derivative Instruments

Written option contracts ("options written")

At December 31, 2020, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	3	$(592,457)	$1,900	1/8/2021	$(3,000)
Russell 2000 Index	1	(197,486)	1,910	1/8/2021	(1,170)
Russell 2000 Index	2	(394,971)	1,920	1/8/2021	(2,750)
Russell 2000 Index	1	(197,486)	1,930	1/8/2021	(1,605)
Russell 2000 Index	1	(197,486)	1,930	1/15/2021	(2,705)
Russell 2000 Index	1	(197,486)	1,940	1/15/2021	(3,010)
Russell 2000 Index	1	(197,486)	1,950	1/15/2021	(3,325)
Russell 2000 Index	2	(394,971)	1,970	1/15/2021	(8,160)
Russell 2000 Index	2	(394,971)	1,990	1/15/2021	(9,950)
Russell 2000 Index	1	(197,486)	1,980	1/22/2021	(5,455)
Russell 2000 Index	1	(197,486)	1,990	1/22/2021	(5,915)
Russell 2000 Index	5	(987,428)	2,005	1/22/2021	(33,350)
Russell 2000 Index	6	(1,184,913)	1,975	1/29/2021	(36,420)
S&P 500 Index	2	(751,214)	3,665	1/8/2021	(2,960)
S&P 500 Index	9	(3,380,463)	3,685	1/8/2021	(16,065)
S&P 500 Index	1	(375,607)	3,690	1/8/2021	(1,875)
S&P 500 Index	8	(3,004,856)	3,695	1/8/2021	(15,720)
S&P 500 Index	2	(751,214)	3,645	1/15/2021	(4,640)
S&P 500 Index	1	(375,607)	3,675	1/15/2021	(2,815)
S&P 500 Index	2	(751,214)	3,695	1/15/2021	(6,450)
S&P 500 Index	8	(3,004,856)	3,705	1/15/2021	(27,560)
S&P 500 Index	8	(3,004,856)	3,715	1/15/2021	(29,600)
S&P 500 Index	1	(375,607)	3,685	1/22/2021	(4,170)
S&P 500 Index	11	(4,131,677)	3,695	1/22/2021	(48,455)
S&P 500 Index	9	(3,380,463)	3,705	1/22/2021	(41,940)
S&P 500 Index	7	(2,629,249)	3,725	1/29/2021	(44,870)
S&P 500 Index	1	(375,607)	3,730	1/29/2021	(6,565)
S&P 500 Index	13	(4,882,891)	3,735	1/29/2021	(87,295)
Total options written (premium received $770,831)					$(457,795)

See Notes to Financial Statements

9

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (cont'd)

For the year ended December 31, 2020, the average market value for the months where the Fund had options written outstanding was $(743,617). At December 31, 2020, the Fund had securities pledged in the amount of $12,437,530 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
U.S. Government Agency Securities	$—	$24,903,008	$—	$24,903,008
U.S. Treasury Obligations	—	6,088,092	—	6,088,092
Rights(a)	—	—	13	13
Short-Term Investments	—	5,253,299	—	5,253,299
Total Long Positions	$—	$36,244,399	$13	$36,244,412

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Rights(a)
Assets:
Investments in Securities:
Beginning Balance as of January 1, 2020	$13
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Balance as of December 31, 2020	$13
Net change in unrealized appreciation/(depreciation) on investments still held as of December 31, 2020	$—

(a)  As of the year ended December 31, 2020, these investments were fair valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(457,795)	$—	$—	$(457,795)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
December 31, 2020
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$36,244,412
Cash	110,175
Dividends and interest receivable	179,858
Receivable for securities sold	88,329
Receivable for Fund shares sold	9,659
Prepaid expenses and other assets	777
Total Assets	36,633,210
Liabilities
Options contracts written, at value(b) (Note A)	457,795
Payable to administrator—net (Note B)	10,856
Payable to investment manager (Note B)	13,574
Payable for securities purchased	15,646
Payable for Fund shares redeemed	7,092
Payable to trustees	12,718
Other accrued expenses and payables	70,385
Total Liabilities	588,066
Net Assets	$36,045,144
Net Assets consist of:
Paid-in capital	$33,338,540
Total distributable earnings/(losses)	2,706,604
Net Assets	$36,045,144
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,495,463
Net Asset Value, offering and redemption price per share
Class S	$10.31
*Cost of Investments:
(a) Unaffiliated issuers	$36,062,750
(b) Premium received from option contracts written	$770,831

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
For the Fiscal Year Ended December 31, 2020
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$460,558
Total income	$460,558
Expenses:
Investment management fees (Note B)	147,235
Administration fees (Note B)	98,156
Distribution fees (Note B)	81,797
Shareholder servicing agent fees	75
Audit fees	41,984
Custodian and accounting fees	85,820
Insurance	841
Legal fees	7,939
Shareholder reports	9,991
Trustees' fees and expenses	44,734
Miscellaneous	8,212
Total expenses	526,784
Expenses reimbursed by Management (Note B)	(183,237)
Total net expenses	343,547
Net investment income/(loss)	$117,011
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	66,648
Expiration or closing of option contracts written	2,173,407
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	120,824
Foreign currency translations	104
Option contracts written	172,678
Net gain/(loss) on investments	2,533,661
Net increase/(decrease) in net assets resulting from operations	$2,650,672

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$117,011	$277,047
Net realized gain/(loss) on investments	2,240,055	3,152,174
Change in net unrealized appreciation/(depreciation) of investments	293,606	175,762
Net increase/(decrease) in net assets resulting from operations	2,650,672	3,604,983
Distributions to Shareholders From (Note A):
Distributable earnings	(2,556,319)	(50,670)
Total distributions to shareholders	(2,556,319)	(50,670)
From Fund Share Transactions (Note D):
Proceeds from shares sold	2,504,642	22,945,885
Proceeds from reinvestment of dividends and distributions	2,556,318	50,670
Payments for shares redeemed	(3,728,254)	(3,976,405)
Net increase/(decrease) from Fund share transactions	1,332,706	19,020,150
Net Increase/(Decrease) in Net Assets	1,427,059	22,574,463
Net Assets:
Beginning of year	34,618,085	12,043,622
End of year	$36,045,144	$34,618,085

See Notes to Financial Statements

13

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in exchange traded options written and rights for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing

14

Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and other market information which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities and reference data, such as market research publications, when available ("Other Market Information").

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

15

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of December 31, 2020, the Fund did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost in value of investments held at December 31, 2020, was $36,062,750. The estimated gross unrealized appreciation was $193,630 and estimated gross unrealized depreciation was $11,968 resulting in net unrealized appreciation of $181,662 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV, or NAV per share of the Fund. For the year ended December 31, 2020, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2020, and December 31, 2019, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$1,201,796	$50,670	$1,354,523	$—	$2,556,319	$50,670

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,086,509	$1,442,299	$181,763	$—	$(3,967)	$2,706,604

16

The temporary differences between book basis and tax basis distributable earnings are primarily due to mark-to market adjustments on options contracts and unamortized organization expenses.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

10  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2020, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives at December 31, 2020. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule will become effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the Fund will use derivatives, may adversely affect the Fund's performance and may increase costs related to the Fund's use of derivatives.

17

Options: The Fund's principal investment strategy is an options-based strategy. During the year ended December 31, 2020, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying security or to gain exposure to securities, markets, sectors or geographical areas. Options written were also used to generate incremental returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The Fund (as the seller of a put option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price.

At December 31, 2020, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk
Options written	Option contracts written, at value	$457,795

18

The impact of the use of these derivative instruments on the Statement of Operations during the fiscal year ended December 31, 2020, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$2,173,407

Change in Appreciation/(Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$172,678

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.45% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, NBIA retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

19

NBIA has contractually agreed to waive fees and/or reimburse the Fund for its total annual operating expenses so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2020, there was no repayment to NBIA under this agreement.

At December 31, 2020, the Fund's contingent liabilities to NBIA under the agreement were as follows:

			Expenses Reimbursed in Year Ending, December 31,
			2018	2019	2020
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2021	2022	2023
Class S	1.05%	12/31/23	$176,764	$192,742	$183,237

(1)  Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2020, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$16,860,367	$468	$13,989,709	$54
20

During the year ended December 31, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2020 and December 31, 2019 was as follows:

	For the Year Ended December 31, 2020				For the Year Ended December 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	253,053	263,267	(383,302)	133,018	2,422,391	5,113	(410,612)	2,016,892

Other: At December 31, 2020, affiliated persons, as defined in the 1940 Act, owned 0.08% of the Fund's outstanding shares.

Note E—Line of Credit:

At December 31, 2020, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2020. During the year ended December 31, 2020, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

21

Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$10.30	$8.95	$9.90	$9.28	$9.39
Income From Investment Operations:
Net Investment Income/(Loss)‡	0.04	0.09	0.04	(0.02)	(0.12)
Net Gains or Losses on Securities (both realized and unrealized)	0.77	1.28	(0.70)	0.64	0.06
Total From Investment Operations	0.81	1.37	(0.66)	0.62	(0.06)
Less Distributions From:
Net Investment Income	(0.09)	(0.02)	—	—	—
Net Realized Capital Gains	(0.71)	—	(0.29)	—	(0.05)
Total Distributions	(0.80)	(0.02)	(0.29)	—	(0.05)
Net Asset Value, End of Year	$10.31	$10.30	$8.95	$9.90	$9.28
Total Return††	8.26%	15.26%	(6.78)%	6.68%	(0.65)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$36.0	$34.6	$12.0	$12.2	$14.5
Ratio of Gross Expenses to Average Net Assets#	1.61%	1.72%	2.59%	3.68%	6.83%
Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	—	—	—	3.50%	5.99%
Ratio of Net Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.72%	3.24%
Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	—	—	—	1.54%	2.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.36%	0.97%	0.46%	(0.24)%	(1.33)%
Portfolio Turnover Rate (including securities sold short)	—	—	—	368%	547%
Portfolio Turnover Rate (excluding securities sold short)	48%	26%	23%	342%	546%

See Notes to Financial Highlights

22

Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of
U.S. Equity Index PutWrite Strategy Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Equity Index PutWrite Strategy Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 12, 2021

24

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46

Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

46

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	46

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46

Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	46

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46

Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

46

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

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(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2014; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, four registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to U.S. Equity Index PutWrite Strategy Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 1, 2020, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board's Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's business model.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

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As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Expense Group and Performance Universe were composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

With regard to performance, the Board considered that the Fund adopted an entirely new investment strategy in May 2017. The Board considered that, for its new investment strategy since May 2017, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund's performance was higher for the 1-year period; and (2) as compared to its Performance Universe, the Fund's performance was in the third quintile for the 1-year period. The Board also noted the Fund's outperformance versus its benchmark during the 7-month period ending July 31, 2020. Further, the Board noted the Fund's ranking exceeded the average of its Lipper and Morningstar peer category for the 1- and 3-year periods ending July 31, 2020.

The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management

38

fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund's total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the third quintile and the actual management fee net of fees waived by Management ranked in the first quintile.

In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Funds' portfolio transactions on an agency basis. The Board noted that Management incurred a loss on its management of the Fund during the review period even before consideration of distribution expenses and taxes.

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Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the lack of breakpoints was reasonable based on the consideration that setting competitive fee rates and pricing the Fund to scale are other means of sharing potential economies of scale with shareholders. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided or the Fund's relatively small size; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to  International Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, Sustainable Equity Portfolio, and U.S. Equity Index PutWrite Strategy Portfolio (collectively, the “Funds”).  The Funds commenced operations on, respectively, April 29, 2005, November 3, 1997, August 22, 2001, July 12, 2002, February 18, 1999, and May 1, 2014.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $226,600 and $220,790 for the fiscal years ended 2019 and 2020, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $69,040 and $53,730 for the fiscal years ended 2019 and 2020, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $69,040 and $53,730 for the fiscal years ended 2019 and 2020, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's applicable annual report included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 13. Exhibits.
(a) (1)  A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)  The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable to the Registrant.

(a)(4)  Not applicable to the Registrant.

(b)     The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:  February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:  February 23, 2021

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  February 23, 2021